>
                                  SCHEDULE 14A


                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.
                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  July 14, 1999

                       ----------------------------------

To the Stockholders of
SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Software Publishing Corporation Holdings, Inc. (the "Company") will be held at the Radisson Hotel & Suites, located at 690 Route 46 East, Fairfield, New Jersey 07004, on Wednesday, July 14, 1999, commencing at 1:00 p.m. (local time), or at any adjournment thereof, for the following purposes:

     1. To elect one director in Class III to the Board of Directors of the Company;

     2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to change the Company's name to "Vizacom Inc.";

     3. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock to 60,000,000 from 30,000,000;

     4.   To consider and act upon a proposal to amend the Company's
          1994 Long Term Incentive Plan to increase the number of shares available for award thereunder to 5,000,000 from 1,333,333;

     5.   To consider and act upon a proposal to amend the Company's
          Outside Director and Advisor Stock Option Plan to (a) increase the number of shares available for award thereunder to 750,000 from 166,666, (b) increase the number of shares underlying each initial and annual option awarded thereunder and (c) modify the language with respect to the calculation of the exercise price of options granted thereunder; and

     6. To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

     The foregoing matters are more fully described in the Proxy Statement accompanying this Notice to which your attention is directed.

Only stockholders of record on the books of the Company at the close of business on May 24, 1999 will be entitled to vote at the Annual Meeting of Stockholders or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.

                                   By Order of the Board of Directors,


                                   Marc E. Jaffe, Chairman and Secretary

June 4, 1999
Fairfield, New Jersey

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.
                                   3A Oak Road
                           Fairfield, New Jersey 07004

                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 14, 1999

                       ----------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Software Publishing Corporation Holdings, Inc. (the "Company") will be held on Wednesday, July 14, 1999 at the Radisson Hotel & Suites, located at 690 Route 46 East, Fairfield, New Jersey 07004, commencing at 1:00 p.m. (local time), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company for use at the Annual Meeting, and at any adjournments of the Annual Meeting. The approximate date on which this Proxy Statement and the enclosed Proxy are being first mailed to stockholders of the Company is June 4, 1999.

     If a Proxy in the accompanying form is duly executed and returned, the shares represented by such Proxy will be voted as specified, subject to any applicable voting or irrevocable proxy agreements. Any person executing an enclosed Proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

Voting Rights

     Only stockholders of record on May 24, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. The Company currently has outstanding only a single class of voting capital stock, namely, shares of common stock, $.001 par value per share (the "Common Stock"). Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote at the Annual Meeting. As of the Record Date, there were outstanding 5,263,891 shares of Common Stock.

     Directors are elected by a plurality of votes actually cast (Proposal Number 1), while the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting is required for changing the name of the Company (Proposal Number 2) and increasing the number of authorized shares of Common Stock (Proposal Number 3), and the affirmative vote of a majority of the shares present in person or by proxy and voting at the Annual Meeting will be required to approve increasing the number of shares available under 1994 Long-Term Incentive Plan (Proposal Number 4) and increasing the number of shares available under, and amending, the Outside Director and Advisor Stock Option Plan (Proposal Number 5). For purposes of determining whether proposals have received a majority of votes cast, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a Proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, the effect of abstentions and broker non-votes is the same as that of a vote "against" Proposal Number 2 and/or Proposal Number 3, while abstentions and broker non-votes will have no effect on the vote on all other proposals set forth in this Proxy Statement. Abstentions also will be counted in the determination of whether a quorum exists for the purposes of transacting business at the Annual Meeting.

                               SECURITY OWNERSHIP

The following table sets forth, as of the Record Date, the beneficial ownership of shares of Common Stock by (i) each person known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock, based on filings with the Securities and Exchange Commission (the "SEC") and certain other information, (ii) each director of the Company, (iii) each current executive officer of the Company for whom information is given in the Executive Compensation section of this Proxy Statement and (iv) all executive officers and directors of the Company as a group. The Common Stock is the only outstanding class of voting securities of the Company. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by, the persons named as owners.


                                       Amount and Nature
Name and Address of                    of Common Stock          Percentage Ownership
Beneficial Owner (1)                   Beneficial Owned (2)       of Common Stock (3)
--------------------                  --------------------      --------------------

Regency Investment Partners . . .        600,000      (4)              10.2
Howard Milstein . . . . . . . . .        296,333      (5)               5.6
Mark E. Leininger . . . . . . . .        230,673      (6)               4.2
Martin F. Schacker. . . . . . . .        217,896      (7)               4.0
Marc E. Jaffe . . . . . . . . . .        201,558      (8)               3.7
Norman W. Alexander . . . . . . .         93,155      (9)               1.8
Neil M. Kaufman . . . . . . . . .         62,151      (10)              1.6
Werner G. Haase . . . . . . . . .              0      (11)              0

All officers and directors as
 a group (6 persons). . . . . . .        805,433     (12)             13.7

----------
*    Less than 1.0%.

(1) Unless otherwise indicated, the address for each beneficial owner listed in the table is Software Publishing Corporation Holdings, Inc., 3A Oak Road, Fairfield, New Jersey 07004.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined upon the exercise of options, warrants or convertible securities.

(3) Each beneficial owner's percentage ownership is determined by assuming that stock options and warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date on which beneficial ownership is to be determined have been exercised.

(4) Represents 500,000 shares of Common Stock issuable upon exercise of warrants held by Regency Investment Partners ("Regency") which are exercisable within the next 60 days. Does not include 100,000 shares of Common Stock issuable upon exercise of warrants held by Regency which are not exercisable within the next 60 days.

(5) Represents (a) 288,333 shares of Common Stock registered in the name of Howard Milstein ("H. Milstein") and (b) 8,000 shares registered in the name of Ronald L. Altman ("Altman"). Does not include an option (the "Altman Option") to purchase 32,033 shares of Common Stock (the "Altman Option Shares") granted to Altman which is not exercisable within the next 60 days. According to a Schedule 13D filed by H. Milstein, Altman, Michael Jesselson ("Jesselson") and Edward Milstein ("E. Milstein" and, collectively with H. Milstein, Altman, and Jesselson, the "Milstein Group"), the individuals comprising the Milstein Group have entered into an agreement, dated as of October 23, 1997 (the "Milstein Group

                                      -2-

     Agreement"), which provides that (a) H. Milstein and E. Milstein each have a 25% beneficial interest in the aggregate 296,333 shares of Common Stock (the "Milstein Group Shares") registered in the names of H. Milstein and Altman, and Jesselson has a 50% beneficial interest in the Milstein Group Shares, (b) Altman has a 15% interest in the net profits or losses to the others collectively resulting from the sale of the Milstein Group Shares and (c) H. Milstein has the sole voting power and dispositive power with regard to all of the Milstein Group Shares. The Milstein Group Agreement also appears to provide that (a) in the event of the sale of the Altman Option, Altman shall receive 50% of the net proceeds thereof (taking into account any sales, commissions or related fees) and the balance of the net proceeds shall be divided among H. Milstein, E. Milstein and Jesselson in the proportion of 25%, 25% and 50%, respectively, (b) if the Altman Option is exercised and the Altman Option Shares are subsequently sold, Altman shall receive 50% of the net proceeds thereof (after taking into account the payment of the exercise price and any costs of disposing of the Altman Option Shares) and the balance of such net proceeds shall be divided among H. Milstein, E. Milstein and Jesselson in the proportion of 25%, 25% and 50%, respectively, and (c) H. Milstein has the sole power to dispose, transfer and vote the Altman Option Shares and to exercise, dispose or transfer the Altman Option. The address for Howard Milstein is c/o Douglas Elliman, 575 Madison Avenue, New York, New York 10022.

(6) Represents (a) 3,333 shares of Common Stock held by Mr. Leininger and his spouse as joint tenants and (b) 227,340 shares of Common Stock issuable upon exercise of options granted to Mr. Leininger under the Company Stock Plans which are exercisable within the next 60 days. Does not include 198,910 shares of Common Stock issuable upon exercise of options granted to Mr. Leininger under the Company Stock Plans which are not exercisable within the next 60 days.

(7) Includes (a) 28,344 shares (subject to adjustment) of Common Stock issuable upon exercise of warrants owned by Mr. Schacker which are exercisable within the next 60 days, (b) 19,997 shares of Common Stock issuable upon exercise of options granted to Mr. Schacker under the Company's various option and stock plans (collectively, the "Company Stock Plans") which are exercisable within the next 60 days, (c) 5,100 shares of Common Stock owned of record by MS Farrell, of which Mr. Schacker is Chairman of the Board and the controlling person, (d) 20,809 shares of Common Stock owned of record by M.S. Farrell Holdings, Inc. ("MSF Holdings"), of which Mr. Schacker is Chairman of the Board and the controlling person, (e) 23,414 shares of Common Stock issuable upon exercise of Underwriter's Purchase Options ("UPOs") granted to MS Farrell in connection with the Company's 1995 initial public offering, (f) 66,332 shares (subject to adjustment) of Common Stock issuable upon exercise of warrants owned by MSF Holdings which are exercisable within the next 60 days and (g) 53,900 shares (the "Associated Shares") of Common Stock owned of record by Associated Candy & Nut Corp. ("Associated"), of which Mr. Schacker is a director. Mr. Schacker disclaims beneficial ownership of the Associated Shares. Does not include (a) 23,335 shares of Common Stock issuable upon exercise of options granted to Mr. Schacker under the Company Stock Plans which are not exercisable within the next 60 days or
     (b) 106,008 shares (subject to adjustment) of Common Stock issuable upon exercise of UPOs and warrants originally granted to MS Farrell which currently are owned by stockholders, directors, managing directors and executive officers of MS Farrell and MSF Holdings and others. The address for Mr. Schacker is c/o MS Farrell, 67 Wall Street, New York, New York 10005.

(8) Includes 148,225 shares of Common Stock issuable upon exercise of options granted to Mr. Jaffe under the Company Stock Plans which are exercisable within the next 60 days. Does not include 89,274 shares of Common Stock issuable upon exercise of options granted to Mr. Jaffe under the Company Stock Plans which are not exercisable within the next 60 days. The address for Mr. Jaffe is c/o Electronic Licensing Organization, 386 Park Avenue South, Suite 1900, New York, New York 10016.

(9) Includes (a) 8,333 shares of Common Stock owned of record by Mr. Alexander's spouse and (b) 53,851 shares of Common Stock issuable upon exercise of options granted Mr. Alexander under the Company Stock Plans which are exercisable within the next 60 days. Does not include 84,307 shares of Common Stock issuable upon exercise of options granted to Mr. Alexander under the Company Stock Plans which

                                      -3-

     are not exercisable within the next 60 days. The address for Mr. Alexander is Burnside, Church Walk, Marholm, Peterborough, PE 67H2 England.

(10) Includes (a) 42,913 shares of Common Stock issuable upon exercise of options granted to Mr. Kaufman under the Company Stock Plans which are exercisable within the next 60 days. Does not include options to purchase 62,087 shares of Common Stock granted to Mr. Kaufman under the Company Stock Plans which are not exercisable within the next 60 days. The address for Mr. Kaufman is c/o Kaufman & Moomjian, LLC, 50 Charles Lindbergh Boulevard, Suite 206, Mitchel Field, New York 11553.

(11) Mr. Haase has declined to accept an option to purchase 8,333 shares of Common Stock which would have been granted automatically under the Company Stock Plans upon his first becoming a director of the Company.

(12) Includes an aggregate 610,416 shares of Common Stock issuable upon exercise of the options and warrants discussed in notes (6) through (10) above which are exercisable within the next 60 days.


                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

     The Company's By-Laws provides for a Board of Directors consisting of not less than three nor more than eleven directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. The Company's Board of Directors now consists of six directors as set forth below.


           Class I                                Class II                             Class III
  (To Serve Until the Annual            (To Serve Until the Annual            (To Serve Until the Annual
Meeting of Stockholders in 2000)     Meeting of Stockholders in 2001)      Meeting of Stockholders in 1999)
--------------------------------     --------------------------------      --------------------------------

        Marc E. Jaffe                       Norman W. Alexander                   Mark E. Leininger
       Werner G. Haase                        Neil M. Kaufman                    Martin F. Schacker

Director-Nominee

     Mark E. Leininger, a current director of the Company, has been nominated by the Board of Directors of the Corporation for election as a director in Class III, to hold office until the Annual Meeting of Stockholders of the Company to be held in 2002, unless he shall resign, become disqualified, disabled or shall otherwise be removed from office. Shares represented by executed Proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as a Class III director of Mr. Leininger, unless he shall be unavailable, in which case such shares will be voted for the substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that Mr. Leininger will be unavailable or, if elected, will decline to serve.

     Directors will be elected by a plurality of votes cast at the Annual
Meeting.

     The Board of Directors of the Company recommends a vote FOR the election of Mark E. Leininger as a director in Class III.

Director's Compensation

     Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors of the Company. Members of the Board of Directors who are not employees of the Company, of which there currently are three, are eligible to participate in the Director and Advisor Plan.

Board Meetings and Committees

     During 1998, the Board of Directors met thirteen times. All current directors of the Company attended not less than 75% of such meetings of the Board and committees thereof on which they serve.

     The Audit Committee, which currently consists of Norman W. Alexander, Marc
E. Jaffe and Neil M. Kaufman, met three times during 1998. The Audit Committee recommends engagement of the Company's independent certified public accountants, and is primarily responsible for reviewing and approving the scope of the audit and other services performed by the Company's independent certified public accountants and for reviewing and evaluating the Company's accounting principles and practices, systems of internal controls, quality of financial reporting and accounting and financial staff, as well as any reports or recommendations issued by the independent accountants.

     The Compensation Committee, which currently consists of Norman W. Alexander and Neil M. Kaufman, met once during 1998. The Compensation Committee generally reviews and approves of the Company's executive compensation and currently administers all of the Company Stock Plans.

Principal Occupations of Directors

     Set forth below is a brief description of the background of the current directors of the Company, based on information provided by them to the Company.


                                                                                                          Director
Name                      Age   Positions and Offices with the Company                                     Since
----                      ---   --------------------------------------                                    --------
Mark E. Leininger          48   President, Chief Executive Officer, Chief Operating Officer and Director    1996
Marc E. Jaffe, Esq.        47   Chairman of the Board of Directors and Secretary                            1995
Norman W. Alexander        69   Director                                                                    1996
Werner G. Haase            61   Director                                                                    1999
Neil M. Kaufman, Esq.      38   Director                                                                    1996
Martin F. Schacker         41   Director                                                                    1997

     Set forth below is a brief description of the background of the executive officers and directors of the Company, based on information provided by them to the Company.

     Mark E. Leininger was Chief Financial Officer of the Company from July 1995 through December 1997, and has been the Chief Operating Officer and a director of the Company since September 1996, President of the Company since January 1998 and Chief Executive Officer of the Company since May 1999. From February 1994 through April 1995, Mr. Leininger was the President of Phoenix Leasing Corporation, a passenger and cargo air carrier and aircraft leasing company, which filed for bankruptcy protection in 1996. From February 1986 through February 1994, Mr. Leininger held various positions, including Chief Financial Officer and Chief Operating Officer, with Mid Pacific Air Corporation, a transportation and service company whose stock was traded on The Nasdaq Stock Market. Mr. Leininger received an MBA from National University, San Diego, California in 1979 and a BA from Miami University, Oxford, Ohio in 1972.

     Marc E. Jaffe, Esq. has been a director of the Company since May 1995. In January 1998, Mr. Jaffe was elected Chairman of the Board of Directors of the Company, in which capacity he does not serve as the Company's chief executive officer. From 1992 until the present time, Mr. Jaffe has been President of Electronic Licensing Organization, Inc., which, from time to time, has acted as the Company's agent in the acquisition of certain electronic publishing rights. From November 1997 until the present time, Mr. Jaffe has been Chairman of the Board of Ice Capital Corporation, an investment banking company. From 1988 to 1991, Mr. Jaffe was Executive Vice President of database management for Franklin Electronic Publishers, a New York Stock Exchange company engaged in the business of publishing electronic books on hand held media. From 1985 through 1987, Mr. Jaffe was President of the software and video division of Simon & Schuster, a publishing company. Mr. Jaffe received a JD degree from Columbia University School of Law in 1976 and a BA from Columbia College in 1973.

     Norman W. Alexander has been a director of the Company since October 1996. Mr. Alexander is a retired former director of Imperial Foods Ltd. ("Imperial"), a food products company, and formerly was the chairman of several subsidiaries of Imperial.

     Werner G. Haase has been a director of the Company since May 1999. Mr. Haase is the Co-Chairman and Chief Executive Officer (since July 1996) of X-Ceed, Inc. ("X-Ceed"), a Nasdaq-listed company providing performance improvement services, Internet-based performance improvement programs and communication services and corporate travel management services. Mr. Haase also served as a director of X-Ceed from September 1987 to July 1996, as a director and Chief Executive Officer of Journeycraft, Inc. prior to its acquisition by X-Ceed in July 1996 and was the owner, with Nurit Kahane Haase, of TheraCom Integrated Medical Communications, Inc. prior to its acquisition by X-Ceed in July 1996.

     Neil M. Kaufman, Esq. has been a director of the Company since December 1996 and served as the Company's Secretary from December 1996 to December 1997. Mr. Kaufman is currently a member of Kaufman & Moomjian, LLC, counsel to the Company. From January 1997 to December 1997, Mr. Kaufman was a partner in Moritt, Hock & Hamroff, LLP ("Moritt Hock"). For four years prior thereto, he was a member of Blau, Kramer, Wactlar & Lieberman, P.C. ("Blau Kramer"). Prior to his affiliation with Blau Kramer, Mr. Kaufman was associated with Lord Day & Lord, Barrett Smith ("Lord Day"). Moritt Hock, Blau Kramer and Lord Day served as counsel to the Company during the periods in which Mr. Kaufman was affiliated or associated with such firms. Mr. Kaufman received a JD degree from New York University School of Law in 1984 and a BA degree from SUNY Binghamton in 1981.

     Martin F. Schacker has been a director of the Company since December 1997. Mr. Schacker also served as a director of the Company from August 1994 to December 1995. From 1991 until the current time, Mr. Schacker has been Chairman of M.S. Farrell & Co., Inc. ("MS Farrell"), a Wall Street investment banking and brokerage firm which has served as one of the Company's investment bankers and acted as the representative of the underwriters of the Company's 1995 initial public offering. From 1987 through 1991, Mr. Schacker served as Senior Vice President of investments and corporate finance of D.H. Blair & Company, Inc., an investment banking and brokerage firm. Prior to that, Mr. Schacker served as Senior Vice President of Shearson Lehman Brothers, a Wall Street investment banking and brokerage firm. Mr. Schacker received a BA in Business from Hofstra University in 1982. Mr. Schacker is a director of Innapharma, Inc., a Suffern, New York-based biotechnology and contract research company.


                                   MANAGEMENT

Officers of the Company

     The executive officers of the Company currently are as follows:

Name                   Age     Office Held
----                   ---     -----------
Marc E. Jaffe          47      Chairman of the Board and Secretary
Mark E. Leininger      48      President, Chief Executive Officer and Chief
                                 Operating Officer
Alan W. Schoenbart     40      Vice President - Finance and Chief Financial
                                 Officer

     Set forth below is a brief description of the background of the executive officers of the Company who do not also serve as directors, based on information provided by them to the Company.

     Alan W. Schoenbart joined the Company in April 1999 as its Vice President and Chief Financial Officer. From August 1997 through April 1999, Mr. Schoenbart was Chief Financial Officer of Windswept Environmental Group, Inc., a publicly traded company engaged in providing environmental restoration and remediation services.

From August 1995 to August 1997, he was Vice President of Finance and Administration, Chief Financial Officer and Controller of Advanced Media, Inc., a publicly traded company engaged in interactive multimedia and Internet electronic commerce content solutions. From 1993 to 1995 Mr. Schoenbart was Controller of Good Times Entertainment Companies, Inc., a private entity engaged in the production and distribution of home videos and software for mass merchant retail chains. He also has approximately twelve years of public accounting experience, primarily as a manager with KPMG Peat Marwick. Mr. Schoenbart received a B.S. in Accounting from Fairleigh Dickinson University in 1981.


                             EXECUTIVE COMPENSATION

     The following table sets forth, for the three years ended December 31, 1998, the cash and other compensation paid to all individuals serving as the Company's Chief Executive Officer (or acting in a similar capacity) during the 1998 Fiscal Year and two other individuals who served as executive officers of the Company during 1998 whose total compensation, for services rendered to the Company during the 1998 Fiscal Year, was $100,000 or more (each, a "Named Executive Officer").

                                                                                        Long-Term
                                                                                      Compensation
                                                            Annual Compensation           Awards
                                              --------------------------------------      ------
                                                                                        Securities            All
                                                                      Other Annual      Underlying           Other
Name and Principal Position       Year        Salary     Bonus      Compensation (1)      Options        Compensation
---------------------------       ----        ------     -----      ----------------      -------        ------------
Mark E. Leininger,                1998     $ 145,000        --             --           210,000 (2)           --
 President, Chief Executive       1997       145,000   $39,737             --           100,000 (3)           --
 Officer and Chief Operating      1996        81,000    35,000             --            75,000               --
 Officer

Kevin D. Sullivan (4)             1998     $  90,000   $24,868             --            16,666               --
 Vice President - Finance,
 Chief Financial Officer
 and Treasurer

Robert Gordon (5)                 1998     $ 106,875   $12,782             --                --            $ 6,565 (6)
 Vice President -                 1997        75,100    28,521             --            49,097 (7)           --
 Marketing and Sales              1996        26,809    35,085             --            25,270 (8)           --

----------
(1) The value of all perquisites provided did not exceed the lesser of $50,000 or 10% of the officer's salary and bonus.
(2) Does not include options to purchase 102,188 shares of Common Stock repriced under the Company's 1998 repricing program. See "Repricing of Options" and "Certain Relationships and Related Transactions" below.
(3) Does not include options to purchase 181,666 shares of Common Stock repriced and reduced to options to purchase 136,250 shares of Common Stock under the 1997 Repricing Program. See "Repricing of Options"
     and "Certain  Relationships  and  Related   Transactions" below.
(4)  Mr.  Sullivan's  employment by the Company was terminated in January 1999.
(5)  Mr. Gordon's  employment by the Company was terminated in October 1998.
(6)  Represents   accrued  vacation  time  paid  in  cash  upon  termination  of employment.
(7) Does not include options to purchase 42,345 shares of Common Stock repriced under the Company's 1998 repricing program. See "Repricing of Options" below.
(8)  Does not include  options to purchase  71,624  shares of Common
     Stock repriced and reduced to options to repurchase 53,718 shares under the Company's 1997 Repricing Program. See "Repricing of Options" below.

Stock Option Grants in 1998

     The following table sets forth the (a) number of shares underlying options granted to each Named Executive Officer during the 1998 Fiscal Year, (b) percentage that the grant represents of the total number of options granted to all Company employees during the 1998 Fiscal Year, (c) per share exercise price of each option and (d) expiration date of each option.

                             Number of Shares           Percentage of Total
                            Underlying Options           Options Granted to      Exercise           Expiration
Name                        Granted During 1998          Employees in 1998        Price               Date
----                        -------------------          -----------------        -----               ----
Mark E. Leininger. . . . .       3,750  (1)                   0.5               $ 1.375              7/16/08
Mark E. Leininger. . . . .       1,875  (1)                   0.3                 1.375              7/16/08
Mark E. Leininger. . . . .      13,125  (1)                   1.8                 1.375              7/16/08
Mark E. Leininger. . . . .      27,188  (1)                   3.7                 1.375              7/16/08
Mark E. Leininger. . . . .      56,250  (1)                   7.6                 1.375              7/16/08
Mark E. Leininger. . . . .     200,000                       27.0                  .78125           11/12/08
Mark E. Leininger. . . . .      10,000                        1.3                  .78125           11/12/08
Kevin D. Sullivan. . . . .      12,500  (1)                   1.7                 1.375              7/16/08

----------
     (1)  Represents repriced options.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

     Set forth in the table below is information, with respect to each of the Named Executive Officers, as to the (a) number of shares acquired during the 1998 Fiscal Year upon each exercise of options granted to such individuals, (b) the aggregate value realized upon each such exercise (i.e., the difference between the market value of the shares at exercise and their exercise price),
(iii) the total number of unexercised options held on December 31, 1998, separately identified between those exercisable and those not exercisable as of such date, and (iv) the aggregate value of in-the-money, unexercised options held on December 31, 1998, separately identified between those exercisable and those not exercisable.


                                                                          Number of                     Value of Unexercised
                                                                    Unexercised Options                 In-the-Money Options
                                                                    at December 31, 1998                at December 31, 1998
                                                                    --------------------                --------------------
                               Shares
                               Acquired        Value
Name                         on Exercise      Realized       Exercisable        Unexercisable        Exercisable      Unexercisable
----                         -----------      --------       -----------        -------------        -----------      -------------
Mark E. Leininger . . .          -0-             -0-           180,415            165,835             $ 38,542          $ 27,083
Kevin D. Sullivan . . .          -0-             -0-             4,166             12,500                  -0-               -0-


Employment Agreements

     The Company has entered into an agreement with Mark E. Leininger (the "Leininger Agreement"), which contains restrictions on the employee engaging in competition with the Company for the term thereof and for up to one year thereafter and provisions protecting the Company's proprietary rights and information. The Leininger Agreement provides for the payment of three times the average annual cash compensation paid by the Company to Mr. Leininger over the previous five years, less $1.00, and the accelerated vesting of all outstanding stock options granted to Mr. Leininger, upon the termination of his employment within six months after a change in control or within six months prior thereto if such termination was without cause. In October 1996, the Board of Directors determined to pay to Mr. Leininger a bonus of $25,000 following the first profitable fiscal quarter of the Company after the fourth quarter of 1996. This bonus has not been paid.

     In May 1999, the Company agreed in principle to enter into an employment agreement with Mark E. Leininger, pursuant to which the Company will retain Mr. Leininger for a three year period to serve as the Company's President and Chief Executive Officer with an initial base salary of $162,500, increasing by $10,000 per year during the term of the proposed employment agreement. In addition, the proposed employment agreement is contemplated to provide for annual bonuses equal to 3% of the Company's pre-tax income (to be defined), if any, and the grant of certain options to purchase Common Stock. The proposed employment agreement is also contemplated to contain restrictions on Mr. Leininger competition with the Company and provisions protecting the Company's proprietary rights and information. The proposed employment agreement is also contemplated to provide for the payment of three times the average annual cash compensation paid by the Company to Mr. Leininger over the previous five years, less $1.00, and the accelerated vesting of all outstanding stock options granted to Mr. Leininger, upon the termination of his employment within six months after a change in control or within six months prior thereto if such termination was without cause. There can be no assurance that the Company and Mr. Leininger will finalize the terms of, and enter into, such proposed employment agreement.

     On January 28, 1998, the Compensation Committee of the Board of Directors of the Company determined to compensate Marc E. Jaffe for his services as Chairman of the Board of Directors of the Company at the rate of $5,000 per month, payable $2,500 in the month of service and $2,500 twelve months after such initial payment. During 1998, the Company paid Mr. Jaffe $30,000 under this arrangement and, pursuant to a letter agreement, dated December 17, 1998, between the Company and Mr. Jaffe, the Company agreed to issue to Mr. Jaffe 30,000 shares of Common Stock in satisfaction of $22,500 of the Company's obligations under such January 28, 1998 compensation arrangement. On January 13, 1999, the Compensation Committee of the Board of Directors of the Company determined to compensate Marc E. Jaffe for his services as Chairman of the Board of Directors of the Company for the 1999 calendar year at the rate of $5,000 per month.

Company Stock Plans

1994 Long Term Incentive Plan

     The Company has adopted the Company's 1994 Long Term Incentive Plan (the "1994 Incentive Plan") in order to motivate qualified employees of the Company to assist the Company in attracting employees and to align the interests of such persons with those of the Company's stockholders. The 1994 Incentive Plan provides for the grant of "incentive stock options" within the meaning of the
Section 422 of the Internal Revenue Code of 1986, as amended, "non-qualified stock options," stock appreciation rights, restricted stock, performance grants and other types of awards to officers, key employees, consultants and independent contractors of the Company and its affiliates.

     The 1994 Incentive Plan, which is administered by the Compensation Committee of the Board of Directors (presently comprised of Norman W. Alexander and Neil M. Kaufman), currently authorizes the issuance of a maximum of 1,333,333 shares of Common Stock (giving effect to the Reverse Stock Split), which may be either newly issued shares, treasury shares, re-acquired shares, shares purchased in the open market or any combination thereof. Incentive stock options generally may be granted at an exercise price of not less than the fair market value of shares of Common Stock on the date of grant, and non-qualified stock options may be granted at an exercise price of not less than 85% of such fair market value. If any award under the 1994 Incentive Plan terminates, expires unexercised or is canceled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. The Company has issued an aggregate 1,666 (giving effect to the Reverse Stock Split) shares of Common Stock upon exercise of options granted under the 1994 Incentive Plan, and, as of May 13, 1999, options to purchase an aggregate 1,325,867 shares of are outstanding and 5,800 shares remain available for issuance under the 1994 Incentive Plan. The 1994 Incentive Plan expires in December 2003.

     The 1994 Incentive Plan is proposed to be amended. See Proposal Number 3.

Outside Director and Advisor Stock Option Plan

     The Company adopted the Company's Outside Director and Advisor Stock Option Plan (the "Director and Advisor Plan") for the purpose of attracting and retaining well-qualified persons to serve as directors of and advisors to the Company and to provide such persons with the opportunity to increase their personal interest in the Company's continued success and further align their interests with the interests of the stockholders of the Company through the grant of options to purchase shares of Common Stock. All directors of the Company who are not employees of the Company (each, a "Non-Employee Director"), of which there are presently three, are eligible to participate in the Director and Advisor Plan. Currently, up to 166,666 shares (giving effect to the Reverse Stock Split) of Common Stock may be issued under the Director and Advisor Plan.

     Under the Director and Advisor Plan, each Non-Employee Director of the Company, upon first becoming a director of the Company, receives options to purchase 8,333 (giving effect to the Reverse Stock Split) shares of Common Stock at a price equal to the fair market value of the Common Stock on the date of grant and thereafter receives options to purchase 3,333 (giving effect to the Reverse Stock Split) shares of Common Stock at a price equal to the per share fair market value of the Common Stock on August 1st of each subsequent year. In March 1997, the Advisory Committee was eliminated. Options awarded to each Non-Employee Director become exercisable over a period of two years, and are subject to forfeiture under certain conditions. The Company has issued an aggregate 6,556 shares (giving effect to the Reverse Stock Split) of Common Stock upon exercise of options granted under the Director and Advisor Plan, and, as of May 13, 1999, options to purchase an aggregate 123,439 shares (giving effect to the Reverse Stock Split) are outstanding and options to purchase 36,672 shares remain available for grant under the Director and Advisor Plan. The Director and Advisor Plan expires in December 2005.

The Director and Advisor Plan is proposed to be amended. See Proposal Number 4.

SPC 1989 Stock Plan

     In connection with the Company's acquisition (the "SPC Acquisition") of Software Publishing Corporation ("SPC"), the Company assumed all of SPC's obligations under SPC's 1989 Stock Plan (the "SPC 1989 Plan"). The SPC 1989 Plan remains effective and the Company may, until the SPC 1989 Plan terminates in accordance with its terms, at its discretion, grant additional options under the SPC 1989 Plan.

     The SPC 1989 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, stock purchase rights, incentive stock rights, performance grants and other types of awards to officers, key employees, consultants and independent contractors of SPC and the Company. The SPC 1989 Plan, which is administered by the Compensation Committee of the Board of Directors, currently authorizes the issuance of a maximum of 89,350 shares (giving effect to the Reverse Stock Split) of Common Stock, which may be either newly issued shares, treasury shares, re-acquired shares, shares purchased in the open market or any combination thereof. Incentive stock options generally may be granted at an exercise price of not less than the fair market value of shares of Common Stock on the date of grant; non-qualified stock options may be granted at an exercise price of not less than 50% of such fair market value; incentive stock rights permit the rightsholder to receive cash or shares of Common Stock based upon the Company or the rightsholder obtaining results specified at the time of the granting of such rights; stock appreciation rights (which may be granted in connection with an option grant or as a separate grant) entitles the grantee to receive a cash payment based upon the yield of the Common Stock between grant and exercise; stock purchase rights entitle the rightsholder to purchase shares of Common Stock at a price of not less than 50% of the fair market price of such shares with the Company retaining a diminishing right to repurchase such shares over a specified period should the rightsholder's relationship with the Company terminate; and long term performance awards allow the Company to customize incentive award programs to permit the awarding of cash or Common Stock upon the Company or grantee researching specified levels of performance. If any award under the SPC 1989 Plan terminates, expires unexercised, or is canceled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. The equivalent of 4,616 shares (giving effect to the Reverse Stock Split) of Common Stock have been issued upon exercise of options granted under the SPC 1989 Plan, and, as of May 13, 1999, options to purchase an aggregate 80,435 shares are outstanding and 4,299 shares remain available for issuance under the SPC 1989 Plan. The SPC 1989 Plan will terminate in October 1999.

SPC 1991 Stock Option Plan

     In connection with the SPC Acquisition, the Company assumed all of SPC's obligations under SPC's 1991 Stock Option Plan (the "SPC 1991 Plan"). The SPC 1991 Plan remains effective and the Company may, until the SPC 1991 Plan terminates in accordance with its terms, at its discretion, grant additional options under the SPC 1991 Plan.

     The SPC 1991 Plan provides for the grant of incentive stock options, non-qualified stock options and stock purchase rights to officers, key employees, consultants and independent contractors of SPC and the Company. The SPC 1991 Plan, which is administered by the Compensation Committee of the Board of Directors, currently authorizes the issuance of a maximum of 142,960 shares of Common Stock, which may be either newly issued shares, treasury shares, re-acquired shares, shares purchased in the open market or any combination thereof. Incentive stock options generally may be granted at an exercise price of not less than the fair market value of shares of Common Stock on the date of grant; non-qualified stock options may be granted at an exercise price of not less than 85% of such fair market value; and stock purchase rights entitle the rightsholder to purchase shares of Common Stock at a price of not less than 85% of the fair market price of such shares with the Company retaining a diminishing right to repurchase such shares over a specified period should the rightsholder's relationship with the Company terminate. If any award under the SPC 1991 Plan terminates, expires unexercised, or is canceled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. The equivalent of 355 shares of Common Stock have been issued upon exercise of options granted under the SPC 1991 Plan, and, as of May 13, 1999, the Company has options to purchase an aggregate 142,605 shares of Common Stock outstanding and no shares remain available for issuance under the SPC 1991 Plan. The SPC 1991 Plan will terminate in October 2001.

Repricing of Options

     On August 29, 1997, the Board of Directors approved the 1997 Repricing Program pursuant to which the Company offered to all then-current officers, directors and employees of the Company the opportunity to reduce the exercise price of their respective options granted under the Company Stock Plans to $3.75 per share (giving effect to the Reverse Stock Split) of Common Stock (the fair market value of the Common Stock as of the close of business on such date); provided, that, as a condition to such repricing, the optionee is required to surrender for cancellation 25% of the options so repriced, which would in all cases be the latest options to become exercisable under each repriced option. Except for such cancellation provision, each repriced option would be identical to the optionee's prior option, except that, during the six-month period commencing from the date of the acceptance of the repricing offer, the options would not be exercisable.

     Effective July 17, 1998, the Company adopted a repricing program (the "1998 Repricing Program") pursuant to which (a) the Company offered to each optionee (each, an "Eligible Optionee") granted one or more options under any of the Plans who, as of July 17, 1998, was either an employee or a director of the Company, the right to exchange each outstanding option (each, an "Eligible Option") granted to such Eligible Optionee under the 1994 Plan, Director and Advisor Plan, SPC 1989 Plan and SPC 1991 Plan, (collectively the "Company Stock Plans"), for the issuance of two options (collectively, the "Repriced Options"), the first such option (the "New Option") entitling the Eligible Optionee to purchase up to 75% of the number of shares of the common stock, par value $.001 per share (the "Common Stock"), of the Company, that were issuable under the Eligible Option so exchanged, at an exercise price per share equal to $1.375, the closing per share price on July 17, 1998, as reported by The Nasdaq Stock Market, Inc., and the second such option (the "Non-Repriced Option") entitling such Eligible Optionee to purchase up to 25% of the number of shares of Common Stock that were issuable under the Eligible Option so exchanged, at an exercise price per share equal to the exercise price per share under the Eligible Option so exchanged. To the extent the Eligible Option so exchanged was exercisable as of July 17, 1998, the Non- Repriced Option shall be exercisable and, where the number of shares exercisable under the Eligible Option so exchanged as of July 17, 1998 exceeded the number of shares issuable under the Non-Repriced Option, any such options shall be immediately exercisable under the New Option. Further, to the extent the Eligible Option so exchanged was not exercisable as of July 17, 1998, the Non-Repriced Option shall first become exercisable in accordance with the earliest dates set forth in the Eligible Option so exchanged for the exercisability of shares issuable under the Eligible Option so exchanged, and the shares of Common Stock issuable under the New Option shall become exercisable (i) on July 17, 1999, with respect to 25% of the total number of shares of Common Stock issuable under the New Option, (ii) on July 17, 2000, with respect to an additional 25% of the total number of shares of Common Stock issuable under the New Option, (iii) on July 17, 2001, with respect to an additional 25% of the total number of shares of Common Stock issuable under the New Option, and (iv) on July 17, 2002, with respect to the final 25% of the total number of shares of Common Stock issuable under the New Option. In addition, each New Option shall have a term expiring at the close of business on July 16, 2008 and shall be deemed granted under such of the Plans under which the Eligible Option was originally granted and the Non-Repriced Option shall be deemed granted under such of the Plans under which the Eligible Option was originally granted. Except as otherwise noted, each of the Repriced Options shall otherwise be identical to the Eligible Option so exchanged.

     The creation of the 1997 Repricing Program and 1998 Repricing Program was approved primarily because of the importance to the Company of having meaningful equity incentives in the hands of key officers, directors and employees. The Board and Compensation Committee believed that stock options which are "out of the money" provide less compensatory incentive to an officer, director and employee who may be considering alternative opportunities. The six month period during which the repriced options were not exercisable under the 1997 Repricing Program was viewed as a means of retaining the services of valued employees for a longer period of time. The Board and Committee decided to include directors and officers in the 1997 Repricing Program and 1998 Repricing Program because of the importance of their leadership, administrative and technical skills to the success of the Company's business. See "Certain Relationships and Related Transactions" below.

Indemnification

     Section 145 of the Delaware General Corporation Law provides that indemnification of directors, officers, employees and other agents of a corporation, and persons who serve at its request as directors, officers, employees or other agents of another organization, may be provided by such corporation.

     The Company's Certificate of Incorporation includes provisions eliminating the personal liability of its directors for monetary damages resulting from breaches of their fiduciary duty except, pursuant to the limitations of the Delaware General Corporation Law, (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or any amendatory or successor provisions thereto, or (iv) with respect to any transaction from which the director derived an improper personal benefit. The Company's By-laws provide indemnification to directors, officers, employees and agents, including against claims brought under state or Federal securities laws, to the full extent allowable under Delaware law. The Company also has entered into indemnification agreements with its directors and executive officers providing, among other things, that the Company will provide defense costs against any such claim, subject to reimbursement in certain events. The Company also maintains a directors and officers liability insurance policy in a coverage amount of $3,000,000, subject to a $200,000 deductible.

Report of the Compensation Committee Regarding Exchange of Options

     Effective July 17, 1998, the Company adopted the 1998 Repricing Program pursuant to which the Company offered to each Eligible Optionee the right to exchange each Eligible Option granted to such Eligible Optionee under the Company Stock Plans, for the issuance of two Repriced Options: (a) a New Option entitling the Eligible Optionee to purchase up to 75% of the number of shares of Common Stock that were issuable under the Eligible Option so exchanged, at an exercise price per share equal to $1.375, the closing per share price on July 17, 1998, as reported by The Nasdaq Stock Market, Inc., and (b) a Non-Repriced Option entitling such Eligible Optionee to purchase up to 25% of the number of shares of Common Stock that were issuable under the Eligible Option so exchanged, at an exercise price per share equal to the exercise price per share under the Eligible Option so exchanged. Under the 1998 Repricing Program, (a) to the extent the Eligible Option so exchanged was exercisable as of July 17, 1998, the Non-Repriced Option shall be exercisable and, where the number of shares exercisable under the Eligible Option so exchanged as of July 17, 1998 exceeded the number of shares issuable under the Non-Repriced Option, any such options shall be immediately exercisable under the New Option, (b) to the extent the Eligible Option so exchanged was not exercisable as of July 17, 1998, the Non-Repriced Option shall first become exercisable in accordance with the earliest dates set forth in the Eligible Option so exchanged for the exercisability of shares issuable under the Eligible Option so exchanged, and the shares of Common Stock issuable under the New Option shall become exercisable (i) on July 17, 1999, with respect to 25% of the total number of shares of Common Stock issuable under the New Option, (ii) on July 17, 2000, with respect to an additional 25% of the total number of shares of Common Stock issuable under the New Option, (iii) on July 17, 2001, with respect to an additional 25% of the total number of shares of Common Stock issuable under the New Option, and (iv) on July 17, 2002, with respect to the final 25% of the total number of shares of Common Stock issuable under the New Option, (c) the New Option shall have a term expiring at the close of business on July 16, 2008 and be deemed granted under such of the Plans under which the Eligible Option was originally granted, (d) the Non-Repriced Option shall be deemed granted under such of the Plans under which the Eligible Option was originally granted and (e) each of the Repriced Options shall otherwise be identical to the Eligible Option so exchanged.

     The 1998 Repricing Program was approved primarily because of the importance to the Company of having equity incentives in the hands of key officers, directors and employees. The Compensation Committee believed that stock options which are "out of the money" provide less compensatory incentive to an officer, director or employee who may be considering alternative opportunities. The extension of the period prior to when certain options would first become exercisable was viewed as a means of retaining the services of valued employees for a longer period of time. The Committee decided to include directors and officers in the Repricing Program because of the importance of their leadership, administrative and technical skills to the success of the Company's business.

                                        The Compensation Committee of the
                                            Board of Directors of the Company

                                        Norman W. Alexander
                                        Neil M. Kaufman

Certain Relationships and Related Transactions

     Martin F. Schacker, a director of the Company, is Chairman of the Board of Directors of MS Farrell and MSF Holdings, the parent holding company of MS Farrell. MS Farrell acted as placement agent on behalf of the Company in selling an aggregate of 1,115,250 shares of Class A Convertible Preferred Stock of the Company in June 1994 and an additional 75,000 shares of Class A Convertible Preferred Stock in November 1994 for aggregate gross proceeds of $1,190,250. In consideration for its services in connection therewith, MS Farrell received a 10% commission and a 3% non-accountable expense allowance on the gross proceeds of such offering, a warrant which became exercisable for an aggregate of 100,784 shares (giving effect to the Reverse Stock Split) of Common Stock which MS Farrell exercised in full for nominal consideration, and certain other consideration. As a result of such warrant exercise, MS Farrell became a holder of more than 5% of the outstanding Common Stock. MS Farrell also acted as placement agent on behalf of the Company in selling an aggregate of $1,250,000 principal amount of promissory notes and 81,300 shares (giving effect to the Reverse Stock Split) of Common Stock in August 1995. In connection with its services therewith, MS Farrell received a 10% commission and a 3% non-accountable expense allowance on the gross proceeds of such offering. A $100,000 loan from MS Farrell to the Company was repaid from the Company's proceeds of such offering. MS Farrell acted as representative of the underwriters of the Company's initial public offering (the "IPO"), which was consummated on December 12, 1995, pursuant to which the Company sold an aggregate 380,800 shares (giving effect to the Reverse Stock Split) of Common Stock for gross proceeds of $5,854,800. As compensation for its underwriting services in connection with the IPO, MS Farrell received a 10% underwriting discount and a 3% non-accountable expense allowance of the gross proceeds from the IPO and UPOs to purchase 34,433 shares (giving effect to the Reverse Stock Split) of Common Stock at $18.45 per share (giving effect to the Reverse Stock Split) for a four year period terminating on December 5, 2000.

     Pursuant to an engagement agreement, dated December 23, 1993, between the Company and MS Farrell, the Company agreed (a) to use MS Farrell as its exclusive investment banker for a five-year period, (b) to pay monthly consulting fees to MS Farrell of $2,500 until December 1998, in connection with which the Company paid MS Farrell $138,128 through August 20, 1996, and (c) to pay to MS Farrell a fee of 2% of the greater of the maximum commitment under, or the maximum amount actually borrowed by the Company pursuant to, a conventional line of credit extended to the Company by a bank or other short-term lender introduced to the Company by MS Farrell. The Company had the right to terminate the above-described obligations under this engagement agreement upon the payment of $250,000 in cash. In August 1996, in exchange for the right to pay such termination fee in shares of Common Stock, the suspension of payment of obligations under this engagement agreement and certain other consideration, the Company granted to MS Farrell and a designee thereof warrants (the "MSF Warrants") to purchase 166,666 shares (giving effect to the Reverse Stock Split) of Common Stock exercisable at $20.625 per share (giving effect to the Reverse Stock Split) for a six-year period and extended the expiration date of the UPOs to August 22, 2002. In March 1997, the Company exercised its right to terminate the Company's investment banking obligations to MS Farrell and, in connection therewith, issued an aggregate of 23,809 shares (giving effect to the Reverse Stock Split) of Common Stock to MSF Holdings, the parent holding company of MS Farrell, and to one other designee thereof.

     In June 1996, the Company loaned $200,000 to Associated. Martin F. Schacker, a director of the Company and Chairman of the Board of MS Farrell, is a director and stockholder and Neil M. Kaufman, a director of the Company, is a stockholder of Associated. This loan was represented by a promissory note (the "Associated Note"), bearing interest at 14% per annum and secured by the assets of Associated. In connection with this loan, the Company also received a warrant (the "Innapharma Warrant") to purchase 100,000 shares of the common stock of Innapharma, Inc., a pharmaceutical company ("Innapharma"), of which MS Farrell may also be considered an affiliate and of which Mr. Schacker is a director, at an exercise price of $5.50 per share. In March 1997, in consideration for a warrant (the "Associated Warrant") to purchase 100,000 shares of the common stock of Associated at an exercise price of $1.00 per share, exercisable for a six year period, the Company agreed to extend the maturity of the Associated Note and the Company further agreed to exchange the Associated Note for a similar note (the "Innapharma Note") bearing interest at 12% per annum issued by Innapharma maturing on the earlier of November 27, 1997 or the consummation of an offering of equity securities of Innapharma. In July, 1997, the Innapharma Note was repaid in full (including all accrued interest thereon) and contemporaneously therewith, the Company assigned the Innapharma Warrant to MS Farrell in exchange for a reduction in the number of shares of Common Stock that may be purchased under the MS Farrell Warrants by 33,333 shares (giving effect to the Reverse Stock Split).

     Pursuant to a Financial Advisory Agreement, dated as of November 20, 1997 (the "1997 Farrell Agreement"), between the Company and MS Farrell, the Company retained MS Farrell to perform specified financial advisory services for the Company on a non-exclusive basis. In consideration for entering into the 1997 Farrell Agreement, the number of shares of Common Stock that may be purchased upon exercise of the MS Farrell Warrants was reduced by 20,000 to 113,333 shares (giving effect to the Reverse Stock Split), the number of shares of Common Stock that may be purchased upon exercise of the UPOs was reduced by 5,165 to 29,268 shares (giving effect to the Reverse Stock Split), the exercise price of both the MS Farrell Warrants and Underwriters' Purchase Options was reduced to $6.00 per share (giving effect to the Reverse Stock Split) and MS Farrell waived all anti-dilutive rights under the UPOs and MS Farrell Warrants in connection with the Company's October 1997 sale of 320,666 shares (giving effect to the Reverse Stock Split) of Common Stock in a private placement transaction. Under the 1997 Farrell Agreement, the Company is obligated to pay MS Farrell between 2% and 7% of the aggregate consideration paid in any merger, consolidation, recapitalization, business combination or other stock or asset transaction in which MS Farrell participates as an identifying or introducing agent or in connection with which the Company seeks the advice of MS Farrell. Pursuant to an Amendment to the Financial Advisory Agreement, dated January 28, 1998 (the "1998 Farrell Agreement"), between the Company and MS Farrell, MS Farrell agreed to perform additional financial advisory services for the Company. In consideration for entering into the 1998 Farrell Agreement, the per share exercise price of the MS Farrell Warrants and UPOs was reduced to the lesser of: $3.81 (giving effect to the Reverse Stock Split) or 120% of the sale price of any shares of Common Stock sold by the Company to a source introduced by MS Farrell within the twelve-month period terminating on January 27, 1999; provided, however, that the per share exercise price may not be less than $3.18 (giving effect to the Reverse Stock

Split); and the expiration date of the MS Farrell Warrants and UPOs was extended to August 20, 2002. Giving effect to the anti-dilutive provisions of the MS Farrell Warrants, the MS Farrell Warrants entitle the holders thereof to purchase an aggregate of 198,686 shares of Common Stock at $2.0591 per share.

     In connection with the Company's private placement (the "May 1998 Private Placement") consummated in May 1998, MS Farrell was paid a fee of $11,700 with respect to the sale of an aggregate 129,999 shares (giving effect to the Reverse Stock Split) of Common Stock to two individuals.

     The following directors and executive officers purchased shares of Common Stock in the May 1998 Private Placement, each at $1.20 per share.

          Name                               Number of Shares
          Norman W. Alexander (1). . . . .              8,333
          Marc E. Jaffe. . . . . . . . . .             23,333
          Mark E. Leininger (2). . . . . .              3,333
----------

(1) Mr. Alexander's spouse also purchased 8,333 shares of Common Stock in the May 1998 Private Placement.
(2) Purchased with spouse as joint tenants.

     During 1997, the Company incurred approximately $480,000 in legal fees to Moritt Hock, then its counsel. Neil M. Kaufman, a director of the Company, was a partner in Moritt Hock during 1997. Mr. Kaufman currently is a member of Kaufman & Moomjian, LLC, counsel to the Company (together with its predecessors, "K & M"). During 1997, the Company incurred approximately $55,000 in legal fees to K & M. During 1998, the Company incurred approximately $390,000 in legal fees to K & M. In May 1998, K & M was issued 11,904 shares of Common Stock in partial satisfaction of outstanding legal fees equal in amount to the market value of such shares, and these shares have been assigned to Mr. Kaufman. In 1997 and 1998, Moritt Hock and K & M acted as counsel to MS Farrell in connection with four private placement transactions, two of which transactions involved Innapharma, Inc. ("Innapharma"), and certain other matters, and also acted as counsel to Associated. Martin F. Schacker, a director of the Company, is Chairman of the Board of MS Farrell and a director of Innapharma and Associated; and MS Farrell may also be considered an affiliate of Innapharma and Associated.

     On January 28, 1998, the Compensation Committee of the Board of Directors of the Company determined to compensate Marc E. Jaffe for his services as Chairman of the Board of Directors of the Company at the rate of $5,000 per month, payable $2,500 in the month of service and $2,500 twelve months after such initial payment. During 1998, the Company paid Mr. Jaffe $30,000 under this arrangement and, pursuant to a letter agreement, dated December 17, 1998, between the Company and Mr. Jaffe, the Company agreed to issue to Mr. Jaffe 30,000 shares of Common Stock in satisfaction of $22,500 of the Company's obligations under such January 28, 1998 compensation arrangement. On January 13, 1999, the Compensation Committee of the Board of Directors of the Company determined to compensate Marc E. Jaffe for his services as Chairman of the Board of Directors of the Company for the 1999 calendar year at the rate of $5,000 per month.

     With respect to compensation paid to Mark E. Leininger in his capacity as an employee of the Company and an employment agreement proposed to be entered into between Mr. Leininger and the Company, see "Executive Compensation" above. On January 13, 1999, the Compensation Committee of the Board of Directors of the Company fixed the 1999 base salary of Mr. Leininger at $162,500.

     In connection with the 1997 Repricing Program, options held by directors and executive officers granted under the Company Stock Plans were repriced as follows:


                                 Prior Option (1)                       Repriced Option (2)
                                 ----------------                       -------------------
                                 Shares      Per Share               Shares
                              Underlying     Exercise              Underlying         Exercise
Optionee                         Option       Price                Option (1)           Date
--------                      ----------     ---------             ----------         --------
Norman W. Alexander . . . .      8,333       $ 15.09                 6,250            12/19/06
Norman W. Alexander . . . .      3,333          6.0375               2,500             7/31/07
Marc E. Jaffe . . . . . . .      1,666          7.50                 1,250            10/31/04
Marc E. Jaffe . . . . . . .      8,333          8.25                 6,250             8/2/05
Marc E. Jaffe . . . . . . .      3,333         17.625                2,500             7/31/06
Marc E. Jaffe . . . . . . .      3,333          6.0375               2,500             7/31/07
Neil M. Kaufman . . . . . .      8,333          8.25                 6,250             4/24/06
Neil M. Kaufman . . . . . .      8,333         15.09                 6,250            12/19/06
Neil M. Kaufman . . . . . .      8,333          6.0375               2,500             7/31/07
Mark E. Leininger . . . . .      6,666         11.25                 5,000             7/20/05
Mark E. Leininger . . . . .      3,333         12.75                 2,500             2/19/06
Mark E. Leininger . . . . .     23,333         8.25                 17,500             4/24/06
Mark E. Leininger . . . . .     48,333         22.68                36,250             9/28/06
Mark E. Leininger . . . . .    100,000         10.29                75,000             2/4/07
---------

     (1)  Gives effect to the Reverse Stock Split
     (2) The exercise price of all options were repriced to $3.75 per share (giving effect to the Reverse Stock Split).

     In connection with the 1998 Repricing Program, the following options held by directors and executive officers granted under the Company Stock Plans were repriced each to an exercise price of $1.375 per share with a termination date of July 16, 2008:

                              Shares Underlying              Original            Original
Optionee                      Original Option             Exercise Price      Termination Date
Norman W. Alexander . . . .      4,688                      $ 3.75                12/19/06
Norman W. Alexander . . . .      1,875                        3.75                 7/31/07
Norman W. Alexander . . . .     25,000                        3.1875              12/15/07
Marc E. Jaffe . . . . . . .        938                        3.75                10/31/04
Marc E. Jaffe . . . . . . .      4,688                        3.75                 8/2/05
Marc E. Jaffe . . . . . . .      1,875                        3.75                 7/31/06
Marc E. Jaffe . . . . . . .      1,875                        3.75                 7/31/07
Mark E. Jaffe . . . . . . .     25,000                        3.1875              12/15/07
Marc E. Jaffe . . . . . . .     16,250                        2.8125               1/27/08
Neil M. Kaufman . . . . . .      4,688                        3.75                 4/24/06
Neil M. Kaufman . . . . . .      4,688                        3.75                12/19/06
Neil M. Kaufman . . . . . .      1,875                        3.75                 7/31/07
Mark E. Leininger . . . . .      3,750                        3.75                 7/20/05
Mark E. Leininger . . . . .      1,875                        3.75                 2/19/06
Mark E. Leininger . . . . .     13,125                        3.75                 4/24/06
Mark E. Leininger . . . . .     27,188                        3.75                 9/28/06
Mark E. Leininger . . . . .     56,250                        3.75                 2/4/07
Martin F. Schacker. . . . .      6,249                        2.859375           12/28/07
Martin F. Schacker. . . . .     18,750                        2.8125               1/27/08


Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company, together with written representations received by the Company from applicable parties that no Form 5 was required to be filed by such parties, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports during and with respect to the 1998 Fiscal Year, except that Kevin D. Sullivan was two days delinquent in filing his Initial Statement of Beneficial Ownership of Securities on Form 3.


           PROPOSAL NUMBER 2 TO AMEND THE CERTIFICATE OF INCORPORATION
                      TO CHANGE THE NAME OF THE COMPANY TO
                                 "VIZACOM INC."

     The Board of Directors has proposed and recommends to the Company's stockholders the following amendment to Article "FIRST" of the Company's Certificate of Incorporation in order to change the name of the Company from "Software Publishing Corporation Holdings, Inc." to "Vizacom Inc.":

               "Article FIRST of the Amended and Restated Certificate of Incorporation of Software Publishing Corporation Holdings, Inc. be amended to read as follows:

                    FIRST:  The name of the corporation is:
                          Vizacom Inc."

     The Board of Directors has given consideration to a possible name change primarily because the Company's present name no longer portrays the scope of its business. After careful consideration, the Board believes that the name "Vizacom Inc.," a derivative of the words "visual communications," the current scope of the Company's products and strategy, best fits the name and future of the Company. In the past, the Company has primarily sold computer software products for the desktop publishing, presentation graphics and graphics/drawing software for the corporate, small office/home office ("SOHO") and consumer markets, marketing its products primarily through the traditional wholesale/retail, corporate and direct marketing channels. In 1998, the Company significantly curtailed the operations of its Software Publishing Corporation subsidiary. Recently, the Company has been increasing its marketing and sales efforts through direct marketing and the Internet. Additionally, the Company has seen a dramatic increase in the public's positive perception of companies emphasizing their Internet- based businesses. Further, in January 1999, the Company formed a wholly-owned subsidiary, VisualCities.com Inc., which is intended to commence and operate an Internet portal/community website targeted to users of visual communications tools, including the Company's existing software customers. In light of the Company's recent change in marketing and sales focus to direct marketing and the Internet and the formation of VisualCities.com Inc., the Board of Directors believes that the Company's name should better reflect the Company's new business focus. Accordingly, after review, the Board has decided to recommend to the stockholders that the name of the Company be changed to "Vizacom Inc."

     The proposed amendment to the Certificate of Incorporation must be approved by the affirmative vote of the holders of a majority of the votes entitled to be cast on this matter at the Annual Meeting.

     The Board of Directors of the Company recommends a vote FOR the approval of this amendment to the Company's Certificate of Incorporation.


                                PROPOSAL NUMBER 3
     TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
           TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Company's Certificate of Incorporation presently provides that the number of shares of Common Stock which the Company is authorized to issue is 30,000,000. The Company's Board of Directors has determined that it is advisable to increase the number of authorized shares of Common Stock to 60,000,000, and has authorized such amendment to the Company's Certificate of Incorporation, subject to stockholder approval. Under the proposed amendment, subject to and upon stockholder approval, paragraph (a) of Article Fourth of the Certificate of Incorporation would be amended to read as follows:

               "The total number of shares of all classes of stock which the corporation shall have authority to issue is SIXTY-TWO MILLION (62,000,000) shares. Of these (i) SIXTY MILLION (60,000,000) shares shall be shares of Common stock of the par value of $.001 per share; (ii) ONE MILLION NINE HUNDRED THIRTY-NINE THOUSAND FOUR HUNDRED EIGHTY (1,939,480) shares shall be shares of Serial Preferred Stock of the par value of $.001 per share; and (iii) SIXTY THOUSAND FIVE HUNDRED TWENTY (60,520) shares shall be Class B Voting Preferred Stock, Series A of the par value of $.001 per share.

     If Proposal Number 3 is approved by the stockholders of the Company, the additional shares of Common Stock so authorized, as well as shares of Common Stock presently authorized but not issued or outstanding, may be issued from time to time upon authorization of the Board of Directors, without further approval by the stockholders of the Company, unless required by applicable law, and for such consideration as the Board of Directors may determine and as may be permitted by applicable law. The Board of Directors of the Company believes the increase in the authorized shares is necessary to provide the Company with the flexibility to act in the future with respect to financing programs, acquisitions, stock splits and other corporate purposes (although no such specific activities are currently contemplated, except for a possible equity or debt private placement) without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares may arise. Such a delay might deny the Company the flexibility the Board of Directors views as important in facilitating the effective use of the Company's securities.

     The increase in authorized shares is not being proposed as a means of preventing or dissuading a change in control or takeover of the Company. However, use of these shares for such a purpose is possible. Shares of authorized but unissued Common Stock, as well as shares of authorized but unissued Serial Preferred Stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the increase in authorized shares, if approved, may have the effect of discouraging a challenge for control or making it less likely that such a challenge, if attempted, would be successful.

     The proposed amendment does not change the terms of the Common Stock. Neither the Company's Certificate of Incorporation nor Delaware law grants holders of Common Stock any preemptive rights. The additional shares of Common Stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of Common Stock now authorized. Adoption of the proposed amendment to the Certificate of Incorporation would not affect the rights of the holders of currently outstanding shares of Common Stock.

     The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of the present shareowners of the Company. However, to the extent that shares are subsequently issued to persons other than the present stockholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on present stockholders.

     As of the Record Date, the Company had 5,263,891 shares of Common Stock outstanding and 4,661,515 shares of Common Stock reserved for issuance pursuant to the Company Stock Plans (2,052,449 shares) and other outstanding options and warrants (2,609,066 shares) to purchase Common Stock. The Company has also reserved for issuance certain shares of Common Stock pursuant to the Rights Agreement, dated as of March 31, 1998, between the Company and American Stock Transfer and Trust Company (the "Stockholder Rights Plan").

     The following table illustrates the effect of the increase in the number of authorized shares of Common Stock, without giving effect to any shares of Common Stock reserved for issuance pursuant to the Stockholder Rights Plan.

                                                         Before the          After the
                                                         Amendment           Amendment

Authorized . . . . . . . . . . . . .                    30,000,000          60,000,000
Outstanding. . . . . . . . . . . . .                     5,263,891           5,263,891
Reserved . . . . . . . . . . . . . .                     4,661,515           4,661,515
Available for future issuance. . . .                    20,074,594          50,074,594

     The affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding on the Record Date will be required to approve this amendment to the Company's Certificate of Incorporation.

     The Board of Directors recommends a vote FOR approval of this amendment to the Company's Certificate of Incorporation.


                                PROPOSAL NUMBER 4
            TO APPROVE THE AMENDMENT TO THE COMPANY'S 1994 LONG TERM
           INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES

     The Board of Directors has adopted, and recommends that stockholders approve, an amendment to the 1994 Plan that would increase the number of shares of Common Stock available for award under the Option Plan to 5,000,000 shares from its present number of 1,666,666 shares.

     As of the Record Date, there were 5,800 shares available for award grant under the 1994 Plan. The Board believes that adding shares to the 1994 Plan is in the best interests of the Company because it will permit the Company to attract and retain officers, directors, employees and consultants by providing them with appropriate equity incentives. The 1994 Plan plays an important role in the Company's efforts to attract and retain employees, officers, directors and consultants of outstanding ability.

     The Option Plan was adopted by the Board of Directors and approved by the stockholders of the Company in 1993. The Board adopted the proposed amendment to the 1994 Plan in April 1999, to be effective upon stockholder approval. Set forth below is a summary of the principal features of the 1994 Plan, which summary is qualified in its entirety by reference to the terms and conditions of the 1994 Plan. A copy of the 1994 Plan, as proposed to be amended (with such change in bold), is attached as Appendix "A" to this Proxy Statement.

Plan Summary

     The 1994 Plan authorizes the granting of awards to officers, directors and employees of the Company, as well as to third parties providing services to the Company, e.g., independent contractors, consultants and advisors to the Company. The 1994 Plan is administered by a committee (the "Committee") appointed by the Board of Directors and consisting of members of the Board of Directors. Awards can be stock options (each, an "Option"), stock appreciation rights (each, an "SAR"), performance share awards (each, a "PSA") restricted stock awards (each, an "RSA") and/or other types of awards deemed by the Committee within the purpose of the 1994 Plan. The Committee determines the number of shares to be covered by an award, the term and exercise price, if any, of the award and other terms and provisions of awards. The Compensation Committee of the Board of Directors of the Company has been designated to serve as the Committee and, thereby, administer the 1994 Plan. Members of the Board of Directors are eligible to receive awards under the 1994 Stock Plan.

     The number and kind of shares available under the 1994 Plan are subject to adjustment in certain events. Shares relating to Options or SARs which are not exercised, shares relating to RSAs which do not vest and shares relating to PSAs which are not issued will again be available for issuance under the 1994 Plan. Currently, awards relating to up to 1,666,666 shares of Common Stock may be granted under the 1994 Plan and the Company has reserved 1,666,666 shares of Common Stock for issuance thereunder.

     An Option granted under the 1998 Plan may be an incentive stock option ("ISO") or a nonqualified Option. ISOs may only be granted to employees of the Company. The exercise price for Options is to be determined by the Committee but, in the case of an ISO, is not to be less than the fair market value of the Common Stock on the date the Option is granted (110% of fair market value, in the case of an ISO granted to any person who owns more than 10% of the voting power of the Company) and, in the case of a nonqualified Option, is not to be less than 85% of the fair market value of the Common Stock on the date the Option is granted. In general, the exercise price is payable in cash, or any other manner approved by the Committee. The aggregate fair market value (determined on the date of grant) of the shares of Common Stock for which ISOs may be granted to any participant under the 1998 Stock Plan and any other plan by the Company or its affiliates which are exercisable for the first time by such participant during any calendar year may not exceed $100,000.

     Options granted under the 1994 Plan become exercisable at such times as the Committee determines. An ISO granted to a holder (a "10% Shareholder") of more than 10% of the voting power of the Company must expire no later than five years from the date of grant. ISOs granted to persons other than a 10% Shareholder and all non-qualified Options must expire no later than ten years from the date of the grant.

     The Options granted under the 1994 Plan are not transferable other than by will or the laws of descent and distribution. Options which have become exercisable by the date of termination of employment or of service must be exercised within certain specified periods of time from the date of termination; the period of time to depend on the reason for termination and/or the discretion of the Committee.

     An SAR is the right to receive payment based on the appreciation in the fair market value of Common Stock from the date of grant to the date of exercise. At the Committee's sole discretion, the Committee may grant an SAR concurrently with the grant of an Option. Such SAR is only exercisable at such time, and to the extent that the related Option is exercisable. Upon exercise of an SAR, the holder receives for each share with respect to which the SAR is exercised an amount equal to the difference between the exercise price under the related Option and the fair market value of a share of Common Stock on the date of exercise of the SAR. Such amount will be applied against the exercise price due in connection with the exercise of the related Option.

     Each SAR granted concurrently with an Option will have the same termination provisions and exercisability periods as the related Option. In its discretion, the Committee may also grant SARs independently of any Option, subject to such conditions consistent with the terms of the Plan as the Committee may provide in the award agreement. Upon the exercise of an SAR granted independently of any Option, the holder receives for each share with respect to which the SAR is exercised an amount in cash based on the percentage specified in the award agreement of the excess, if any, of fair market value of a share of Common Stock on the date of exercise over such fair market value on the date the SAR was granted. The Committee, in the Committee's sole discretion, can authorize the payment of such amount in cash, shares of Common Stock or a combination thereof. The termination provisions and exercisability periods of an SAR granted independently of any Option will be determined by the Committee.

     An RSA is an award of a fixed number of shares of Common Stock subject to transfer restrictions. The Committee specifies the purchase price, if any, the recipient must pay for such shares. Shares included in an RSA may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered until they have vested. The Committee shall have the authority to grant to the recipient dividend and voting rights pertaining to such RSA shares even though they have not vested, so long as such shares have not been forfeited. Upon the date a participant is no longer employed by the Company for any reason, shares subject to the participant's RSAs which have not become vested by that date or shares subject to a participant's PSAs which have not been issued shall be forfeited in accordance with the terms of the related award agreements.

     A PSA is an award of a fixed number of shares of Common Stock, the issuance of which is contingent upon the attainment of such performance objectives, and the payment of such consideration, if any, as is specified by the Committee.

     The 1994 Plan permits a participant to satisfy the participant's tax withholding with shares of Common Stock instead of cash, if the Committee agrees.

     The exercisability of all of the outstanding awards may be accelerated, subject to the discretion of the Committee, upon the occurrence of a "change in control." The 1994 Plan defines a change in control to have occurred (a) if a "person," as defined in Section 13(d) and 14(d) under the Exchange Act, acquires 25% or more of the combined voting power of the then outstanding securities of the Company, (b) three or more directors, whose election or nomination for election is not approved by a majority of the "incumbent board," are elected within any single 24-month period to serve on the Board of Directors, (c) members of the incumbent board cease to constitute a majority of the Board of Directors without the approval of the remaining members of the incumbent board or (d) any merger (other than a merger where the Company is the survivor and there is no accompanying change in control, consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company. For purposes of the 1994 Plan, the term "incumbent board" means all of the current directors of the Company, to the extent that they continue to serve as directors and those individuals who become directors, if their election or nomination for election as a director was approved by a vote of at least three-quarters of the then incumbent board.

     The 1994 Plan provides for anti-dilution adjustments in the event of a reorganization, merger, combination, recapitalization, reclassification, stock dividend, stock split or reverse stock split.

     The Board of Directors may, at any time, terminate or suspend the 1994 Plan. The 1994 Plan currently provides that the Board of Directors or the Committee may amend the 1994 Plan at any time without the approval of the holders of a majority of the shares of Common Stock except where such approval is required by Rule 16b-3 promulgated under the Exchange Act or other applicable law.

Federal Income Tax Consequences

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT, OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE 1994 PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY SUCH PARTICIPANT WILL DEPEND UPON HIS, HER OR ITS INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 1994 PLAN.

     ISOs granted under the 1994 Plan are intended to qualify as incentive stock options in accordance with the provisions of Section 422 of the Code. All other Options granted under the 1994 Plan are non-qualified Options and not entitled to special tax treatment under Section 422 of the Code. Generally, the grant of an ISO will not result in taxable income to the recipient at the time of the grant, and the Company will not be entitled to an income tax deduction at such time. The grant of nonqualified options will not result in taxable income to the recipient at the time of the grant to the extent that it is granted at 100% of the fair market value of Common Stock at such time. So long as such Option does not result in taxable income to the recipient at the time of the grant, the Company will not be entitled to an income tax deduction.

     Upon the exercise of an ISO granted under the 1994 Plan, the recipient will not be treated as receiving any taxable income, and the Company will not be entitled to an income tax deduction. Upon the exercise of a nonqualified option, an employee who is not a director or executive officer of the Company will be treated as receiving compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the underlying shares of the Common Stock at the time of exercise, over the exercise price. The date of recognition and determination of the ordinary compensation income attributable to shares received upon exercise of an Option by an executive officer of the Company, while he or she is subject to Section 16(b) of the Exchange Act, is generally delayed until six months after such exercise, unless that person elects to be taxed as of the date of exercise. The Company will receive an income tax deduction for the amount treated as compensation income to the recipient at the time and in the amount that the recipient recognizes such income.

     Upon subsequent disposition of the shares subject to the Option, any differences between the tax basis of the shares and the amount realized on the disposition is generally treated as long-term or short-term capital gain or loss, depending on the holding period of the shares of Common Stock; provided, that if the shares subject to an ISO are disposed of prior to the expiration of two years from the date of grant and one year from the date of exercise, the gain realized on the disposition will be treated as ordinary compensation income to the optionee.

     Upon any grant of restricted stock or other award under the 1994 Plan, taxable income generally will be recognized by the recipient thereof to the extent that there is no substantial risk of forfeiture thereof. The satisfaction of any of the restrictions thereon generally will result in the recipient thereof being deemed to have received taxable income to the extent of the value of such award with respect to which such restrictions have been satisfied.

Options Granted Under the 1994 Plan

     The 1994 Incentive Plan currently authorizes the issuance of a maximum of 1,333,333 shares of Common Stock. The Company has issued an aggregate 1,666 (giving effect to the Reverse Stock Split) shares of Common Stock upon exercise of options granted under the 1994 Incentive Plan, and, as of the Record Date, options to purchase an aggregate 1,325,867 shares of Common Stock are outstanding and 5,800 shares remain available for issuance under the 1994 Incentive Plan.

     Over the term of the 1994 Plan through the Record Date, the following named executive officers have been granted options to purchase the following number of shares (giving effect to the reverse stock split, the 1997 Repricing Plan and 1998 Repricing Plan) under the 1994 Plan: Mark E. Leininger (President and Chief Operating Officer) - 426,250, and Kevin D. Sullivan (former Chief Financial Officer) - 16,666. During this period, the Corporation's current executive officers as a group have been granted options to purchase an aggregate of 652,500 shares of Common Stock, current directors as a group (excluding executive officers) have been granted options to purchase 244,584 shares and all current employees as a group (excluding executive officers and directors) have been granted options to purchase an aggregate of 354,311 shares under the Option Plan.

Term of the Option Plan

     Unless terminated earlier as provided in the 1994 Plan, the 1994 Plan will expire in December 2003.

New Plan Benefits

     The amounts of future option grants under the 1994 Plan are not determinable because, under the terms of the 1994 Plan, such grants are made in the discretion of the Committee. Future option exercise prices are not determinable because they are based upon fair market value of the Common Stock on the date of grant.

Vote Required and Recommendation of the Board of Directors

     The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or by proxy is necessary for the approval of the increase in the number of shares available for award under 1994 Plan.

     The Board of Directors of the Company recommends a vote FOR the approval of the increase in the number of shares available for award under the 1994 Plan.

                                PROPOSAL NUMBER 5
             TO APPROVE AMENDMENTS TO THE COMPANY'S OUTSIDE DIRECTOR
             AND ADVISOR STOCK OPTION PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES, INCREASE THE NUMBER OF SHARES UNDERLYING EACH INITIAL
               AND ANNUAL OPTION AWARD AND TO MODIFY THE EXERCISE
                  PRICE OF OPTIONS TO BE GRANTED UNDER THE PLAN

     The Company's Outside Director and Advisor Stock Option Plan currently covers 166,666 shares of Common Stock. The Director and Advisor Plan automatically grants stock options to all Non-Employee Directors of the Company. There are presently three Non-Employee Directors of the Company. Under the Director and Advisor Plan, which is administered by the Compensation Committee of the Board of Directors (currently comprised of Norman W. Alexander and Neil
M. Kaufman), each Non-Employee Director of the Company, upon first becoming a Non-Employee Director or Advisor, receives options to purchase 8,333 (giving effect to the Reverse Stock Split) shares of Common Stock at a price equal to the "Fair Market Value" of the Common Stock on the date of grant and thereafter receives options to purchase 3,333 (giving effect to the Reverse Stock Split) shares of Common Stock at a price equal to the per share Fair Market Value of the Common Stock on August 1st of each subsequent year. Fair Market Value is defined in the Director and Advisor Plan as the average of the last reported sale prices for the five trading days immediately preceding the date of grant, as reported on the Nasdaq National Market System, or, if not listed on the Nasdaq National Market System, the average of the mean between the last reported "bid" and "asked" prices for the five trading days immediately preceding the date of grant, as reported on Nasdaq, or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Compensation Committee determines. In March 1997, the Advisory Committee was eliminated. Options awarded to each Non-Employee Director become exercisable over a period of two years, and are subject to forfeiture under certain conditions.

     The proposed amendment will increase the number of authorized shares available for options to 750,000 shares. As of the Record Date, 36,672 shares remain available for award to Non-Employee Directors under the Director and Advisor Plan. With such number of shares remaining available, the Director and Advisor Plan will be depleted as of August 1, 2001, assuming no changes in the current Board of Directors. However, if the Company were to expand the size of the Board of Directors, the number of shares remaining available for award will be depleted sooner. While the Company has not located any specific candidates, the Company does intend to expand the size of the Board of Directors with qualified individuals.

     The proposed amendments will also increase the number of shares issuable under options granted to each individual upon first becoming a director of the Company (to 25,000 from 8,333) and under options granted to each director annually (to 25,000 from 3,333). The Committee believes that the current rate of grant is insufficient to attract and retain qualified Non-Employee Directors.

     As stated above, the Director and Advisor Plan presently provides that the per share exercise price of an option granted thereunder shall be equal to the Fair Market Value of the Common Stock on the date the option is granted; with Fair Market Value being defined as the average of the last reported sale prices for the five trading days immediately preceding the date of grant, as reported on the Nasdaq National Market System, or, if not listed on the Nasdaq National Market System, the average of the mean between the last reported "bid" and "asked" prices for the five trading days immediately preceding the date of grant, as reported on Nasdaq, or if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Compensation Committee determines. The Company has found this definition of Fair Market Value may cause the Company to be required to recognize an expense (in addition to the expense normally recognized with the granting of an option to a non-employee with an exercise price equal to the market price on the date of the grant) if the actual per share price of the Common Stock on the date of grant is less than the five day average prescribed by the Director and Advisor Plan. With the proposed change to the definition of Fair Market Value to the closing sales price of the Common Stock on the date of grant, assuming no changes to the accounting and tax rules and regulations to which the Company is subject, there should not be any such additional expense. Accordingly, the Board of Directors unanimously adopted amendments to the Director and Advisor Plan and recommended that the Director and Advisor Plan be amended.

     The language of Section 6 and Paragraphs 8(b) and 8(c) of the Director and Advisor Plan, as proposed to be amended read as follows (with the proposed changes in bold):

               "6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is 750,000, subject to adjustment as provided in Section 10 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, the Shares for which the Option was not exercised may again be the subject of one or more Options granted pursuant to the Plan."

               "8(b) Timing of Grants; Number of Shares Subject of Options. Each Outside Director shall be granted, on the earlier of (i) August 1, 1995 or
     (ii) his or her becoming an Outside Director, an Option to purchase twenty five thousand (25,000) Shares. Thereafter, each Outside Director shall be granted annually, commencing on the first day of August, 1996 and on the first day of each August thereafter, an Option to purchase twenty-five thousand (25,000) Shares; provided that if at the time of any grant of Options the number of Shares reserved for issuance under this Plan is less than the number of Shares underlying the Options to be granted pursuant to the terms hereof, then the number of Options granted to each director shall be reduced proportionately."

               "8(c) Option Price. Each Option Document shall state the Option Price, which shall be equal to the Fair Market Value of the Shares on the date the Option is granted. "Fair Market Value" shall mean: (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on The Nasdaq Stock Market ("Nasdaq"), the last sale price, in the case of the Common Stock being listed on The Nasdaq National Market or The Nasdaq SmallCap Market, for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale or bid price, as the case may be, for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") or similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if bid and asked prices for the Common Stock are not furnished by the NASD or a similar organization, the value established in good faith by the Committee in the Committee's sole discretion."

     The Director and Advisor Plan provides for anti-dilution adjustments in the event of a reorganization, merger, combination, recapitalization, reclassification, stock dividend, stock split or reverse stock split.

     The Board of Directors may, at any time, terminate or suspend the Director and Advisor Plan. The Director and Advisor Plan currently provides that the Board of Directors or the Committee may amend the Director and Advisor Plan at any time without the approval of the holders of a majority of the shares of Common Stock except in certain situations enumerated in the Director and Advisor Plan.

Federal Income Tax Consequences

     THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT, OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE DIRECTOR AND ADVISOR PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY SUCH PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND

IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE DIRECTOR AND ADVISOR PLAN.

     Options granted under the Director and Advisor Plan are non-qualified options and not entitled to special tax treatment under Section 422 of the Code. Generally, the grant of nonqualified options will not result in taxable income to the recipient at the time of the grant. So long as such option does not result in taxable income to the recipient at the time of the grant, the Company will not be entitled to an income tax deduction.

     Upon the exercise of an option, the director or advisor will be treated as receiving income, taxable as ordinary income, in an amount equal to the excess of the fair market value of the underlying shares of the Common Stock at the time of exercise over the exercise price. The Company will receive an income tax deduction for the amount treated as compensation income to the recipient at the time and in the amount that the recipient recognizes such income.

     Upon subsequent disposition of the shares subject to the option, any differences between the tax basis of the shares and the amount realized on the disposition is generally treated as long-term or short-term capital gain or loss, depending on the holding period of the shares of Common Stock.

Options Granted Under the Director and Advisor Plan

     The Company has issued an aggregate 6,556 shares (giving effect to the Reverse Stock Split) of Common Stock upon exercise of options granted under the Director and Advisor Plan, and, as of the Record Date, options to purchase an aggregate 123,439 shares (giving effect to the Reverse Stock Split) of Common Stock are outstanding and options to purchase 36,672 shares remain available for grant under the Director and Advisor Plan. The Director and Advisor Plan expires in December 2005. The current directors of the Company hold options to purchase 47,082 shares of Common Stock under the Director and Advisor Plan.

Term of the Director and Advisor Plan

     Unless terminated earlier as provided in the Director and Advisor Plan, the Director and Advisor Plan will expire in December 2005.

New Plan Benefits

     If these amendments were approved, the immediate effect would be that the Company's Non-Employee Directors (which would include the current directors Norman W. Alexander, Werner G. Haase and Neil M. Kaufman) would be entitled to each receive options to purchase 25,000 shares of Common Stock on August 1, 1999 and on August 1 of each year thereafter as long as they remain Non-Employee Directors, rather than options to purchase 3,333 shares as presently provided in the Director and Advisor Plan.

     The amounts of future option grants under the Director and Advisor Plan are not determinable because, under the terms of the Director and Advisor Plan, such grants are made automatically annually to all then current incumbent Non-Employee Directors and automatically upon a non-employee first being elected as a director of the Company. The number of incumbent directors and new directors are unknown at this time. Future option exercise prices are not determinable because they are based upon fair market value of the Common Stock on the date of grant.

Vote Required Recommendation of the Board of Directors

     The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or by proxy is necessary for the approval of these amendments to the Director and Advisor Plan. The Director and Advisor Plan, as proposed to be amended, is set forth in full in Appendix "B" to this Proxy Statement.

     The Board of Directors of the Company recommends a vote FOR the approval of the increase in the number of shares available for issuance under the Director and Advisor Plan.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Richard A. Eisner & Company, LLP acted as the Company's independent auditors for the years ended December 31, 1998 and 1997 and has been selected by the Board of Directors to continue to act as the Company's independent auditors in the Company's 1999 fiscal year. The Company anticipates that a representative of Richard A. Eisner & Company, LLP will be present at the Annual Meeting to respond to questions from stockholders.


                              FINANCIAL STATEMENTS

     The Company has enclosed its Annual Report to Stockholders for the fiscal year ended December 31, 1998 with this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such Report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.


                           MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than specified above to come before the Annual Meeting, but, if any other business does lawfully come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

     The Company will provide without charge to any stockholder as of the Record Date, copies of the Company's Annual Report on Form 10-KSB, upon written request delivered to Marc E. Jaffe, Secretary, at the Company's offices at 3A Oak Road, Fairfield, New Jersey 07004.

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Company may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of Common Stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

     Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no later than March 26, 2000 to be considered for inclusion in the Company's proxy statement for its 2000 Annual Meeting of Stockholders.

                                          By Order of the Board of Directors,

                                          Marc E. Jaffe, Chairman and Secretary
June 4, 1999
Fairfield, New Jersey

                                                                 Appendix A

                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.*

                          1994 Long-Term Incentive Plan


     1. PURPOSE. The purpose of the 1994 Long-Term Incentive Plan (the "Plan") is to advance the interests of Software Publishing Corporation Holdings, Inc.*, a Delaware corporation (the "Company"), and its stockholders by providing incentives to certain key employees of the Company and its affiliates and to certain other key individuals who perform services for these entities, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company and its affiliates.


     2.   ADMINISTRATION.

     (a) The Plan shall be  determined  solely by the Long-Term  Incentive  Plan
Administrative Committee (the "Committee") of the Board of Directors (the "Board") of the Company, as such Committee is from time to time constituted, or any successor committee the Board may designate to administer the Plan; provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion, as it relates to persons not subject to Section 16 of the Exchange Act (or any successor provision). The membership of the Committee or such successor committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3. No member of the Committee shall be eligible or have been eligible within one year prior to his appointment to receive awards under the Plan ("Awards") or to receive awards under any other plan, program or arrangement of the Company or any of its affiliates if such eligibility would cause such member to cease to qualify as a "Non-Employee Director" or any successor standard under Rule 16b-3 as then in effect; provided that if at any time Rule 16b-3 so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, one or more members of the Committee may cease to qualify as a "Non-Employee Director" or any successor standard.

     (b) The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein) to select the key employees and other key individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States and to prescribe the form of the instruments embodying Awards made under the Plan. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determination, which it deems necessary or desirable for the administration of the Plan. The Committee (or its delegate as permitted herein) may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him,

______________
*     If Proposal Number 2 is approved, to read "Vizacom Inc."

by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute. Determinations to be made by the Committee under the Plan may be made by its delegates.

     3.   PARTICIPATION.

     (a) Affiliates. If an Affiliate (as hereinafter defined) of the Company wishes to participate in the Plan and its participation shall have been approved by the Board upon the recommendation of the Committee, the board of directors or other governing body of the Affiliate shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by the Affiliate in the Plan with respect to its key employees or other key individuals performing services for it. As used herein, the term "Affiliate" means any entity in which the Company has a substantial direct or indirect equity interest or which has a substantial direct or indirect equity interest in the Company, as determined by the Committee in its discretion.

     An Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Affiliate's board of directors or other governing body taking such action. If the participation in the Plan of an Affiliate shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it, except as may be approved by the Committee in its discretion.

     (b) Participants. Consistent with the purposes of the Plan, the Committee shall have exclusive power (except as may be delegated as permitted herein) to select the key employees and other key individuals performing services for the Company, including consultants or independent contractors and others who perform services for the Company and its Affiliates who may participate in the Plan and be granted Awards under the Plan. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion. No director of the Company, unless he is an employee of the Company or is an officer or director of an Affiliate, shall be eligible to receive an Award under the Plan, except to the extent that such director provides services to the Company in addition to those provided in the grantee's capacity as a director. In no event may a corporation be eligible to receive an Award of Incentive Stock Options under the Plan.


     4.   AWARDS UNDER THE PLAN.

     (a) Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) "Stock Options," (ii) "Stock Appreciation Rights,"
(iii) "Restricted Stock," (iv) "Performance Grants" and (v) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of the Plan (including but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States). Stock Options, which include "Non-Qualified Stock Options" and "Incentive Stock Options" or combinations thereof, are rights to purchase common shares of the Company and stock of any other class into which such shares may thereafter be changed (the "Common Shares"). Non-Qualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Paragraph 5. Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property, and other types of securities including, but not limited to, those of the Company or an Affiliate, or any combination thereof ("Other Company Securities") or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 6. Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to Paragraph 7. Performance Grants are contingent awards subject to the terms, conditions and restrictions described in Paragraph 8, pursuant to which the participant may become entitled to receive cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

     (b) Maximum Number of Shares that May Be Issued. There may be issued under the Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 5,000,000 Common Shares, subject to adjustment as provided in Paragraph 15. Common Shares issued pursuant to the Plan may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Award is canceled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

     (c)  Rights with Respect to Common Shares and Other Securities.

          (i) Unless otherwise determined by the Committee in its discretion, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Common Shares awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Common Shares as herein provided, ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Committee in its discretion, a participant with whom an Award agreement is made to issue Common Shares in the future shall have no rights as a shareholder with respect to Common Shares related to such agreement until issuance of a certificate to him.

          (ii) Unless otherwise determined by the Committee in its discretion, a participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any. Except as provided in Paragraph 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.


     5. STOCK OPTIONS. The Committee may grant Stock Options either alone, or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter, provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or its parent or subsidiary corporation. Each Stock Option (referred to herein as an "Option") granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

     (a) The option price may be less than, equal to, or greater than, the fair market value of the Common Shares subject to such Option at the time the Option is granted, as determined by the Committee, but in no event will such option price be less than 85% of the fair market value of the underlying Common Shares at the time the Option is granted; provided, however, that in the case of an Incentive Stock Option granted to such an employee, the option price shall not be less than the fair market value of the Common Shares subject to such Option at the time the Option is granted, or if granted to such an employee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of its parent or subsidiary (a "Ten Percent Employee"), such option price shall be not less than 110% of such fair market value at the time the Option is granted; provided, further that in no event will such option price be less than the par value of such Common Shares.

     (b) The Committee shall determine the number of Common Shares to be subject to each option. The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Option, or to the extent that any other Award granted in conjunction with such Option is paid.

     (c) The Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, the Option shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 12 or his death.

     (d) The Option shall not be exercisable:

         (i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Option, after the expiration of ten years from the date it is granted; provided, that an Option may be exercised during such period only at such time or times and in such installments as the Committee may establish;

         (ii) unless payment in full is made for the shares being acquired thereunder at the time of exercise, such payment shall be made in such form (including, but not limited to, cash, Common Shares, or the surrender of another outstanding Award under the Plan, or any combination thereof) as the Committee may determine in its discretion; and

          (iii) unless the person exercising the Option has been, at all times during the period beginning with the date of the grant of the Option and ending on the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, or a corporation, or a parent or subsidiary of a corporation, substituting or assuming the Option in a transaction to which Section 425(a) of the Internal Revenue Code of 1986, as amended, or any successor statutory provisions thereto (the "Code"), is applicable, except that:

               (A) in the case of any Non-Qualified Stock Option, if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of related Employment as defined in Paragraph 14, he may, during such period of Related Employment, exercise the Non-Qualified Stock Option as if he continued such employment or performance of service; or

               (B) if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an option which has not expired and has not been fully exercised, such person, at any time within three years (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

               (C) if such person shall cease such employment or performance of services for reasons other than Related Employment, disability, early, normal or deferred retirement or death (as provided elsewhere) while holding an Option which has not expired and has not been fully exercised, such person may exercise the Option at any time during the period, if any, which the Committee approves (but not beyond the expiration of the Option) following the date he ceased such employment or performance of services with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services or, in the Committee's discretion, any or all shares under the Option whether or not he could have exercised the Option on the date he ceased such employment or performance of services; or

               (D) if any person to whom an Option has been granted shall die holding an Option which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Option has expired), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death, or with respect to such greater number of shares as determined by the Committee.

     (e) In the case of an Incentive Stock Option, the amount of aggregate fair market value of Common Shares (determined at the time of grant of the Option pursuant to subparagraph 5(a) of the Plan) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and its parent and subsidiary corporations) shall not exceed $100,000.

     (f) It is the intent of the Company that Non-Qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422A and other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent. The Agreements providing Non-Qualified Stock Options shall provide that such Options are not "incentive stock options" for the purposes of Section 422A of the Code.


     6. STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, Performance Grants or other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee in its discretion shall establish:

     (a) The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

     (b) The Award of Stock Appreciation Rights may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of the descent and distribution, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, the Award of Stock Appreciation Rights shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 12 or his death.

     (c) The Award of Stock Appreciation Rights shall not be exercisable:

          (i) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other award of Stock Appreciation Rights, after the expiration of ten years from the date it is granted. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Committee may establish;

          (ii) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

          (iii) unless the person exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, except that

               (A) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of Related Employment as defined in Paragraph 14, he may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if he continued such employment or performance of services; or

               (B) if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may, at any time within three years (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

               (C) if such person shall cease such employment or performance of services for reasons other than Related Employment, disability, early, normal or deferred retirement or death (as provided elsewhere) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may exercise the Award of Stock Appreciation Rights at any time during the period, if any, which the Committee approves (but in no event after the Award of Stock Appreciation Rights expires) following the date he ceased such employment or performance of services with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services or as otherwise permitted in the Committee's discretion; or

               (D) if any person to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock
          Appreciation Rights which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which the decedent could have exercised the Award of Stock Appreciation Rights at the time of his death, or with respect to such greater number of shares as determined by the Committee.

     (d) An Award of Stock Appreciation Rights shall entitle the holder (or any person entitled to act under the provisions of subparagraph 6(c)(iii)(D) hereof) to exercise such Award or to surrender unexercised the option (or other Award) to which the Stock Appreciation Rights is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of

Common Shares having an aggregate value equal to the excess of the fair market value of one share, at the time of such exercise, over the exercise price (or Option Price, as the case may be) per share, times the number of shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Common Share, Other Company Securities or property, or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Committee, in its discretion, determines otherwise.

     (e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subparagraph 6(d) hereof.

     (f) No fractional shares may be delivered under this Paragraph 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee in its discretion.


     7. RESTRICTED STOCK. Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

     (a) The Committee shall determine the number of Common Shares to be issued to a participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

     (b) Common Shares issued to a participant in accordance with the Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee, for such period as the Committee shall determine, from the date on which the Award is granted (the "Restricted Period"). The Company will have the option, at the Committee's discretion, to repurchase the shares subject to the Award at such price as the Committee shall have fixed or to provide for forfeiture to the Company of the shares subject to the Award, which option or forfeiture may be exercisable (i) if the participant's continuous employment or performance of services for the Company and its
Affiliates shall terminate for any reason, except solely by reason of a period of Related Employment as defined in Paragraph 14, or except as otherwise provided in subparagraph 7(c), prior to the expiration of the Restricted Period,
(ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such forfeiture option, the participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such shares, or
(iii) under such other circumstances as determined by the Committee in its discretion. Such repurchase option or forfeiture shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee when the Award is made or as amended thereafter, except as otherwise determined in the Committee's discretion. Each certificate for Common Shares issued pursuant to a Restricted Stock Award shall bear an appropriate legend referring to the foregoing repurchase option or forfeiture and other restrictions and to the fact that the shares are partly paid, shall be deposited by the award holder with the Company, together with a stock power endorsed in blank, or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such Common Shares in contravention of the foregoing repurchase and forfeiture options and other restrictions shall be null and void and without effect. If Common Shares issued pursuant to a Restricted Stock Award shall be repurchased or forfeited pursuant to the repurchase option described above, the participant, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the Common Shares awarded to the participant, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company.

     (c) If a participant who has been in continuous employment or performance of services for the Company or an Affiliate since the date on which a Restricted Stock Award was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability as defined in Paragraph 12 or by reason of early normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period of such Award, the Committee may determine to cancel the repurchase option or forfeiture (and any and all other restrictions) on any or all of the Common Shares subject to such Award; and the repurchase option or forfeiture shall become exercisable at such time as to the remaining shares, if any.


     8.  PERFORMANCE  GRANTS.  The Award of a  Performance  Grant  ("Performance
Grant") to a participant will entitle him to receive a specified amount determined by the Committee (the "Actual Value"), if the terms and conditions specified herein and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the following terms and conditions, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an instrument in such form and substance as is determined by the Committee.

     (a) The Committee shall determine the value or range of values of a Performance Grant to be awarded to each participant selected for an award and whether or not such a Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to the participant (the "Associated Award"). As determined by the Committee, the maximum value of each Performance Grant (the "Maximum Value") shall be: (i) an amount fixed by the Committee at the time the award is made or amended thereafter, (ii) an amount which varies from time to time based in whole or in part on the then current value of a Common Share, Other Company Securities or property, or other securities or property, or any combination thereof, or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Committee.

     (b) The award period ("Award Period") in respect of any Performance Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the participant, the Company, one or more of its subsidiaries or one or more of their divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

     (c) The rights of a participant in Performance Grants awarded to him shall be provisional and may be canceled or paid in whole or in part, all as determined by the Committee, if the participant's continuous employment or performance of services for the Company and its Affiliates shall terminate for any reason prior to the end of the Award Period, except solely by reason of a period of Related Employment as defined in Paragraph 14.

     (d) The Committee shall determine whether the conditions of subparagraph 8(b) or 8(c) hereof have been met and, if so, shall ascertain the Actual Value of the Performance Grants. If the Performance Grants have no Actual

Value, the Award and such Performance Grants shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grants have any Actual Value and:

          (i) were not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the actual Value of the Performance Grants earned by the participant to be paid to him or his beneficiary as provided below; or

          (ii) were awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grants, in which event no amount in respect thereof shall be paid to the participant or his beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grants to the participant or his beneficiary as provided below, in which event the Associated Award may be canceled or (C) to pay to the participant or his beneficiary as provided below, the Actual Value of only a portion of the Performance Grants, in which a complimentary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

     Such   determination  by  the  Committee  shall  be  made  as  promptly  as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

     Payment of any amount in respect of the Performance Grants which the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Paragraph 8 to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.


     9. DEFERRAL OF COMPENSATION. The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be

          (i) forfeited to the Company or to other participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company and its Affiliates),

          (ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures and/or

          (iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.


     10. DEFERRED PAYMENT OF AWARDS. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Company Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.


     11. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Option Price of an Option or exercise price of an Award of Stock Appreciation Rights); provided, that no such amendment shall adversely affect in a material manner any right of a participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the Plan or an any Award under the Plan. The Committee may, in its discretion, permit holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.


     12. DISABILITY. For the purposes of this Plan, a participant shall be deemed to have terminated his employment or performance of services for the Company and its Affiliates by reason of disability if the Committee shall determine that the physical or mental condition of the participant by reason of which such employment or performance of services terminated was such at that time as would entitle him to payment of monthly disability benefits under any disability plan of the Company or an Affiliate in which he is a participant. If the participant is not eligible for benefits under any disability plan of the Company or an Affiliate, he shall be deemed to have terminated such employment or performance of services by reason of disability if the Committee shall determine that he is permanently and totally disabled within the meaning of
Section 22(e)(3) of the Code.


     13. TERMINATION OF A PARTICIPANT. For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment by or the performance of services for the Company or an Affiliate, provided that transfers between the Company and an Affiliate or between Affiliates, and approved leaves of absence shall not be deemed such a termination.


     14. RELATED EMPLOYMENT. For the purposes of this Plan, Related Employment shall mean the employment or performance of services by an individual for an employer that is neither the Company nor an Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or an Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or an Affiliate or was engaged in Related Employment as herein defined, and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Committee, in its discretion, as Related Employment for purposes of this Paragraph 14. The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability had occurred while the individual was employed by or performing services for the Company or an Affiliate.


     15. DILUTION AND OTHER ADJUSTMENTS. In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, share offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Award or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

     16. DESIGNATION OF BENEFICIARY BY PARTICIPANT. A participant may name a beneficiary to receive any payment to which he may be entitled in respect of any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion. The Committee reserves the right to review and approve beneficiary designations. A participant may change his beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated beneficiary survives the participant and is living on the date on which any amount becomes payable to such participant's beneficiary, such payment will be made to the legal representatives of the participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof will have no further liability to anyone with respect to such amount.


     17.  CHANGE IN CONTROL.

     (a)  Upon any Change in Control:

          (i) each Stock Option and Stock Appreciation Right that is outstanding on the date of such Change in Control shall be exercisable in full immediately;

          (ii) all restrictions with respect to Restricted Stock shall lapse immediately, and the Company's right to repurchase or forfeit any Restricted Stock outstanding on the date of such Change in Control shall thereupon terminate and the certificates representing such Restricted Stock and the related stock powers shall be promptly delivered to the participants entitled thereto; and

          (iii) All Award Periods for the purposes of determining the amounts of Awards of Performance Grants shall end as of the end of the calendar quarter immediately preceding the date of such Change in Control, and the amount of the Award payable shall be the portion of the maximum possible Award allocable to the portion of the Award Period that had elapsed and the results achieved during such portion of the Award Period.

     (b) For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events first occurs:

          (i) any person who is not currently such becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; or

          (ii) three or more directors, whose election or nomination for election is not approved by a majority of the Incumbent Board (as hereinafter defined), are elected within any single 24-month period to serve on the Board of Directors; or

          (iii)   members  of  the  Incumbent  Board   cease  to   constitute  a
     majority of the Board of Directors without the approval of the remaining members of the Incumbent Board; or

          (iv) any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under subparagraphs
     (i), (ii) or (iii) of this paragraph (b)), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to subparagraph (i) of this paragraph (b) solely because 25% or more of the combined voting power of the Company's outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the majority interest in which is held, directly or indirectly, by the Company. For purposes of this Section 17, the terms "person" and "beneficial owner" shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder, as in effect on December 15, 1993; and the term "Incumbent Board" shall mean (A) the members of the Board of Directors of the Company on December 31, 1993, to the extent that they continue to serve as members of the Board of Directors, and (B) any individual who becomes a member of the Board of Directors after December 31, 1993, if his election or nomination for election as a director was approved by a vote of at least three-quarters of the then Incumbent Board.


     18.  MISCELLANEOUS PROVISIONS.

     (a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any participant at any time and for any reason is specifically reserved.

     (b) No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

     (c) Except as may be approved by the Committee where such approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, a participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the participant's lifetime only by him.

     (d) No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

     (e) It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

     (f) The Company and its Affiliates shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

     (g) The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for an
Affiliate:

          (i) if such Award results in payment of cash to the participant, such Affiliate shall pay to the Company an amount equal to such cash payment unless the Committee shall otherwise determine in its discretion;

          (ii) if the Award results in the issuance by the Company to the participant of Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, such Affiliate shall, unless the Committee shall otherwise determine in its discretion, pay to the Company an amount equal to the fair market value thereof, as determined by the Committee, on the date such Common Shares, other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, are issued (or in the case of the issuance of Restricted Stock or of Common Shares, Other Company Securities or property, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Common Shares, Other Company Securities or property, other securities or property or other forms of payment, or any combination thereof, all as the Committee shall determine in its discretion; and

          (iii) the foregoing obligations of any such Affiliate entity shall survive and remain in effect and binding on such entity even if its status as an Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and the entity.

     (h) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

     (i) By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken by the Company, the Board or the Committee or its delegates.

     (j) Fair market value in relation to Common Shares, Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan or any combination thereof, as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.

     (k) The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

     (l) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Common Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

     (m) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

     19. PLAN AMENDMENT OR SUSPENSION. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act and with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant's written consent, except as permitted under Paragraph 11.


     20.  PLAN TERMINATION.   This Plan shall terminate upon the earlier of  the
following dates or events to occur:

     (a) upon the adoption of a resolution of the Board terminating the Plan; or

     (b) ten years from the date the Plan is initially approved and adopted by the stockholders of the Company in accordance with Paragraph 21 hereof; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan except that subsequent to termination of the Plan, the Committee may make amendments permitted under Paragraph 11.


     21. SHAREHOLDER ADOPTION. The Plan shall be submitted to the stockholders of the Company for their approval and adoption at a meeting to be held on or before December 31, 1993, or at any adjournment thereof. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted. The stockholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the stockholders duly held by vote taken in the manner required by the laws of the State of Delaware and the applicable Federal securities laws.

                                                                      Appendix B

                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.*

                 OUTSIDE DIRECTOR AND ADVISOR STOCK OPTION PLAN


     1. Purpose. Software Publishing Corporation Holdings, Inc. (the "Company") hereby adopts the Software Publishing Corporation Holdings, Inc.* Outside Director and Advisor Stock Option Plan (the "Plan"). The Plan is intended to recognize the contributions made to the Company by the non-employee members of the Board of Directors and Board of Advisors of the Company or an Affiliate (as defined below), to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of options to purchase the Company's Common Stock, par value $.001 per share (the "Common Stock").


     2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

          (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
     Section 424(e) or (f) of the Code.

          (b) "Board of Directors" or "Board" means the Board of Directors or the Board of Advisors of the Company.

          (c)  "Change in  Control"  shall  have  the  meaning  as  set forth in
     Section 9 of the Plan.

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" shall have the meaning set forth in Section 3 of the Plan.

          (f)  "Company"  means  Software  Publishing   Corporation    Holdings,
     Inc.*, a Delaware corporation.

          (g) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

          (h) "Fair Market Value" shall have the meaning set forth in Subsection 8(c) of the Plan.

          (i) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.

          (j) "Option" means a Non-qualified Stock Option granted under the Plan.

          (k) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

          (l) "Option  Document" means the document  described in Section 8   of
     the Plan, as   applicable,   which  sets forth the terms and  conditions of
     each grant of Options.

________________
*     If Proposal Number 2 is approved, to read: "Vizacom Inc."

          (m) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(c) of the Plan.

          (n) "Outside Director" means a member of the Board of Directors or the Board of Advisors of the Company who is not an employee of the Company or an Affiliate.

          (o) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

          (p) "Shares" means the shares of Common Stock of the Company which are the subject of Options.


     3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company; however, the Board of Directors may designate a committee composed of two or more of its Directors to operate and administer the Plan in its stead.

          (a) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

          (b)  Administration.  The   interpretation  and  construction  by  the
     Committee of any provisions of the Plan or of any Option granted under it shall be final, binding and conclusive.

          (c) Exculpation. No member of the Board of Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Subsection 3(c) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

          (d) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.


     4. Grants under the Plan. Grants under the Plan may only be in the form of a Non-qualified Stock Option.


     5. Eligibility. All Outside Directors shall be eligible to receive Options hereunder. The Committee, in its sole discretion, shall determine whether an individual is eligible to receive Options under the Plan.


     6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is 750,000, subject to adjustment as provided in Section 10 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, the Shares for which the Option was not exercised may again be the subject of one or more Options granted pursuant to the Plan.

     7. Term of the Plan. The Plan is effective as of August 2, 1995, the date on which it was adopted by the Board of Directors, subject to the approval of the Plan on or before December 31, 1995 by a majority of the votes cast at a duly called meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting. If the Plan is not so approved on or before December 31, 1995, all Options granted under the Plan shall be null and void. No Option may be granted under the Plan after December 31, 2005.


     8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

          (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option on the terms and subject to the conditions and restrictions of the Plan.

          (b) Timing of Grants; Number of Shares Subject of Options. Each Outside Director shall be granted, on the earlier of (i) August 1, 1995 or
     (ii) his or her becoming an Outside Director, an Option to purchase twenty five thousand (25,000) Shares. Thereafter, each Outside Director shall be granted annually, commencing on the first day of August, 1996 and on the first day of each August thereafter, an Option to purchase twenty-five thousand (25,000) Shares; provided that if at the time of any grant of Options the number of Shares reserved for issuance under this Plan is less than the number of Shares underlying the Options to be granted pursuant to the terms hereof, then the number of Options granted to each director shall be reduced proportionately.

          (c) Option Price. Each Option Document shall state the Option Price, which shall be equal to the Fair Market Value of the Shares on the date the Option is granted. "Fair Market Value" shall mean: (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on The Nasdaq Stock Market ("Nasdaq"), the last sale price, in the case of the Common Stock being listed on The Nasdaq National Market or The Nasdaq SmallCap Market, for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale or bid price, as the case may be, for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") or similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if bid and asked prices for the Common Stock are not furnished by the NASD or a similar organization, the value established in good faith by the Committee in the Committee's sole discretion.

          (d) Exercise. Each Option shall be exercisable on the date of grant to the extent of not more than thirty-three and one-third percent (33-1/3%) of the Shares granted. After the expiration of one (1) year from the date of grant, the Option may be exercised to the extent of not more than sixty-six and two-thirds percent (66-2/3%) of the Shares granted, and after the expiration of two (2) years from the date of grant, the Option may be exercised to the extent of not more than one hundred percent (100%) of the shares granted. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and payment in full of the Option Price for the shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel acceptable to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this Subsection 8(d) has occurred.

          (e)  Medium of Payment.  An Optionee shall pay for Shares (i) in cash,
     (ii) by certified or cashier's check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Without limiting the foregoing, the Committee may provide an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent
     (i) the Shares in respect of which payment is made, and (ii) such excess number of shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

          (f) Termination of Options.   All  Options  granted  pursuant  to this
     Plan shall be exercisable until the first to occur of the following:

               (i)  Expiration of ten (10) years from the date of grant;

               (ii) Expiration of three months from the date on which the Optionee's service as an Outside Director terminates for any reason other than Disability or death; provided, however, that the Committee, in its sole discretion, shall have the authority to extend the expiration date of any or all outstanding Options held by an Optionee whose service as an Outside Director terminates for any reason other than Disability or death beyond such three month period, but in no event shall such extension of the expiration date of an Option be to a date beyond the tenth anniversary of the grant of such Option; or

               (iii) Expiration of one year from the date the Optionee's service with Company as an Outside Director terminates due to the Optionee's Disability or death.

          (g)   Transfers.   No   option   granted   under   the   Plan  may  be
     transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by such person. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

          (h) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

          (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Section 9 of the Plan, as applicable.


     9. Change in Control. In the event of a Change in Control, the Committee may take whatever action it deems necessary or desirable with respect to the Options outstanding, including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees. In addition to the foregoing, in the event of a Change in Control, Options granted pursuant to the Plan shall become immediately exercisable in full.

     A "Change in Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors, if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and if applicable voting securities) is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or (iv) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended) other than (A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (B) any person who, on the date the Plan is effective, shall have been the beneficial owner of or have voting control over shares of Common Stock of the Company, possessing more than ten percent (10%) of the aggregate voting power of the Company's Common Stock shall have become the beneficial owner of, or shall have obtained voting control over, more than ten percent (10%) of the outstanding shares of the Company's Common Stock, or (v) the first day after the date this Plan is effective when directors are elected such that a majority of the Board of Directors shall have been members of the Board of Directors for less than two (2) years, unless the nomination for election of each new director who was not a director at the beginning of such two (2) year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.


     10. Adjustments on Changes in Capitalization. The aggregate number of Shares and class of Shares as to which Options may be granted hereunder, the number and class or classes of Shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.


     11. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable. The provisions of the Plan relating to (i) which directors shall be granted Options pursuant to Section 8; (ii) the amount of Shares subject to Options granted pursuant to Section 8; (iii) the price at which Shares subject to Options granted pursuant to Section 8 may be purchased; and (iv) the timing of grants of Options pursuant to Section 8, shall not be amended more than once every six (6) months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended. No amendment to the Plan shall adversely affect any outstanding Option, however, without the consent of the Optionee that holds such Option.


     12. No Commitment to Retain. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee as a member of the Company's Board of Directors or in any other capacity.


     13. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.


     14. Interpretation. The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan, or any provisions of any Option granted pursuant to the Plan, would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law.

                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.

     The undersigned hereby appoints Mark E. Leininger and Marc E. Jaffe, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the stock of the undersigned in SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC., a Delaware corporation (the "Company"), at the Annual Meeting of Stockholders scheduled to be held on July 14, 1999, and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE DIRECTOR-NOMINEE LISTED ON THE REVERSE SIDE AND FOR EACH OF PROPOSALS 2, 3, 4 AND 5, AS SET FORTH ON THE REVERSE HEREOF. RECEIPT OF THE COMPANY'S PROXY STATEMENT, DATED JUNE 4, 1999, IS HEREBY ACKNOWLEDGED.

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

     The Board of Directors recommends a vote FOR the following proposals.

1.   Election of  the  nominee  listed  at right as director in Class II, as set
     forth in the Proxy Statement:                             Mark E. Leininger

[ ] FOR the nominee listed above  [ ] WITHHOLD authority to vote for the nominee


2. Approval of the amendment of the Company's Certificate of Incorporation to change the Company's name to "Vizacom Inc.":

                   [ ] FOR         [ ] AGAINST              [ ] ABSTAIN

3. Approval of the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock to 60,000,000 from 30,000,000:

                   [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

4. Approval of the amendment of the Company's 1994 Long Term Incentive Plan to increase the number of shares available for award thereunder to 5,000,000 from 1,333,333:

                   [ ] FOR         [ ] AGAINST           [ ] ABSTAIN

5. Approval of amendments to the Company's Outside Director and Advisor Stock Option Plan to increase the number of shares available for award thereunder to 750,000 from 166,666, to increase the number of shares underlying each initial and annual option awarded thereunder and to modify the language with respect to the calculation of the exercise price of options granted thereunder:

          A. To increase the number of shares available for award thereunder to 750,000 from 166,666:
                   [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

          B. To increase the number of shares underlying each initial and annual option awarded thereunder:
                   [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

          C. To modify the language with respect to the calculation of the exercise price of options granted thereunder:
                   [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

6. Upon such other business as may properly come before the meeting or any adjournment thereof.


Dated:  _____________, 1999

                                 -------------------------------[L.S.]

                                 -------------------------------[L.S.]
                                 (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)